UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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HOLLEY INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2026
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

LETTER FROM OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER
Dear Fellow Stockholder:
I am pleased to present the 2026 Holley Inc. proxy statement, which contains information about Holley’s strategic direction, executive compensation, governance, and Board of Directors’ composition. It is my pleasure, along with our Board of Directors, to invite you to Holley’s 2026 annual meeting of stockholders. This year’s Annual Meeting will be held on Friday, May 1, 2026, at 8:00 a.m. Central Time. To maximize stockholder participation and provide a consistent experience regardless of location, we are holding the Annual Meeting in a virtual-only format via live webcast at:
www.virtualshareholdermeeting.com/HLLY2026
We have designed the virtual Annual Meeting to ensure stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. To attend the Annual Meeting online, vote, submit questions or view the list of registered stockholders during the meeting, stockholders of record will need to go to the meeting website listed above and log in using their 16-digit control number included on their proxy card. Beneficial owners should review these proxy materials and their voting instruction form for how to vote in advance of and how to participate in the Annual Meeting.
Stockholders will also transact any other business that may be properly presented at the Annual Meeting. This proxy statement is first being made available to our stockholders on March 20, 2026.
In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the chair or secretary of the Annual Meeting will convene the meeting at 8:00 a.m. Central Time on the date specified above and at the Company’s address specified below solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investors page of the Company’s website at https://investor.holley.com.
As permitted by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials online under the SEC’s “notice and access” rules. As a result, unless you previously requested electronic or paper delivery on an ongoing basis, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy statement, our 2025 Annual Report and a form of proxy card or voting instruction card (together, the “proxy materials”). This distribution process is more resource and cost-efficient. The Notice contains instructions on how to access the proxy materials online. The Notice also contains instructions on how stockholders can receive a paper copy of our proxy materials. If you elect to receive a paper copy, our proxy materials will be mailed to you.
Whether or not you plan to attend the Annual Meeting, your vote is important, and we encourage you to review these proxy materials and vote your shares before the Annual Meeting, as recommended by the Board as follows:

VOTING ITEMS
PROPOSALS		BOARD VOTE RECOMMENDATION	FOR FURTHER DETAILS
1.	Election of directors	“FOR” each director nominee	Page 15
2.	Ratification of the appointment of Grant Thornton LLP as Holley Inc.’s independent registered public accounting firm for fiscal 2026.	“FOR”	Page 20
3.	Advisory vote on compensation of named executive officers (Say-on-Pay).	“FOR”	Page 22
4.	Advisory vote on the frequency of future Say-on-Pay votes.	“ONE YEAR”	Page 23
5.
Approval of the 2021 Omnibus Incentive Plan, as amended by the First Amendment (as amended, the “Amended Plan”), to increase the number of authorized shares of common stock reserved for delivery under the Amended Plan as described in the proxy statement.
		“FOR”	Page 24

We appreciate your continued interest in and support of Holley and look forward to your participation in the Annual Meeting.
Sincerely,

Matthew Stevenson
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Friday, May 1, 2026, 8:00 a.m. Central Time
To be held virtually at www.virtualshareholdermeeting.com/HLLY2026
Record Date: March 9, 2026
Items of Business
(1)	Election of directors;
(2)	Ratification of the appointment of Grant Thornton LLP as Holley Inc.’s independent registered public accounting firm for fiscal 2026;
(3)	Advisory vote on compensation of named executive officers (Say-on-Pay);
(4)	Advisory vote on the frequency of future Say-on-Pay votes; and
(5)
Approval of the 2021 Omnibus Incentive Plan, as amended by the First Amendment (as amended, the “Amended Plan”), to increase the number of authorized shares of common stock reserved for delivery under the Amended Plan as described in the accompanying proxy statement.

Admission
In order to attend the Annual Meeting, please visit www.virtualshareholdermeeting.com/HLLY2026 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials or on your proxy card or voting instruction form. Online access to the Annual Meeting will begin at 7:45 a.m Central Time on Friday, May 1, 2026, to allow time to log-in and test your device’s audio system. We encourage you to access the Annual Meeting in advance of the designated start time.
Voting
Your vote is important. Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares via the Internet, by telephone, or, if you received a paper copy of the proxy materials, by signing, dating, and returning the accompanying proxy card or voting instruction form, will save the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares online during the live webcast of the Annual Meeting, as your proxy is revocable at your option.
Our Board unanimously recommends that you vote:
(1)	“FOR” the election of directors;
(2)	“FOR” the ratification of the appointment of Grant Thornton LLP as Holley Inc.'s independent registered public accounting firm for fiscal 2026;
(3)	“FOR” Say-on-Pay;
(4)	“ONE YEAR” with respect to the frequency of future Say-on-Pay votes; and
(5)	“FOR” the approval of the Amended Plan.
On or about Friday, March 20, 2026, we will mail to our stockholders either (1) a copy of this proxy statement, a proxy card and our 2025 Annual Report to Stockholders or (2) a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials and vote via the Internet. The Notice of Internet Availability of Proxy Materials, proxy statement, form of proxy card and our 2025 Annual Report to Stockholders are available at www.proxyvote.com. The accompanying proxy statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying proxy statement carefully and in its entirety.
By order of the Board of Directors,

Carly Kennedy
EVP, General Counsel & Corporate Secretary

HOW TO VOTE

INTERNET
To vote before the meeting, visit www.proxyvote.com. To vote at the meeting, visit www.virtualshareholdermeeting.com/HLLY2026. You will need the control number printed on your Notice, proxy card or voting instruction form.
TELEPHONE Dial toll-free (1-800-690-6903) or the telephone number on your voting instruction form. You will need the control number printed on your Notice, proxy card or voting instruction form.	MAIL If you received a paper copy of a proxy card by mail, mark, sign, date and promptly mail the proxy card in the postage-paid envelope.	QR CODE Scan this QR code to vote with your mobile device. You will need the control number printed on your notice, proxy card or voting instruction form.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 1, 2026
The notice, proxy statement and 2025 Annual Report on Form 10-K are available at www.proxyvote.com.

INDEX OF FREQUENTLY REQUESTED INFORMATION
Board Leadership Structure	8
Board Committees	9
Director Compensation	14
Director Independence	8
Director Nominees	15
Executive Employment Agreements	33
Employment Agreements	39
Governance Documents	13
Related Person Transaction Policy	43
Risk Oversight	13

FORWARD-LOOKING STATEMENTS AND WEBSITE REFERENCES

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including statements regarding our environmental and other sustainability plans and goals, made in this document are forward-looking. We use words such as anticipates, believes, expects, future, intends, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our 2025 Annual Report on Form 10-K. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

Unless the context otherwise requires, references in this proxy statement to “Holley,” “we,” “us,” “our,” “our company” and “the Company” refer to Holley Inc.

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

DATE AND TIME May 1, 2026 at 8:00 a.m. Central Time	LOCATION Online at www.virtualshareholdermeeting.com/HLLY2026	RECORD DATE March 9, 2026

VOTING MATTERS		BOARD’S VOTE RECOMMENDATIONS	FOR FURTHER INFORMATION
PROPOSAL 1	Election of Directors	“FOR” each director nominee	Page 15
PROPOSAL 2	Ratification of Independent Registered Public Accounting Firm	“FOR”	Page 20
PROPOSAL 3	Say-On-Pay	“FOR”	Page 22
PROPOSAL 4	Frequency of Say-On-Pay	“ONE YEAR”	Page 23
PROPOSAL 5	2021 Omnibus Plan as amended	“FOR”	Page 24

Company Overview and Business Strategy
Holley Performance Brands is a designer, marketer, manufacturer, and distributor of high-performance automotive aftermarket products for automotive enthusiasts. Through a portfolio of iconic brands, we serve multiple enthusiast categories, including muscle and performance, modern truck, off-road, euro, import, and safety. Our products span a broad range of performance-oriented categories, including fuel systems, engine management, exhaust, ignition, suspension, braking and safety equipment, and are sold through a diversified omnichannel network that includes warehouse distributors, performance retailers and e-tailers, dealers and installers, third-party marketplaces, and direct-to-consumer channels.
We believe our portfolio of brands, category breadth, and channel reach position us well within the highly fragmented performance automotive aftermarket. We increasingly align our commercial and product efforts around key enthusiast vehicle platforms and end markets, which enables us to offer more complete multi-category solutions to customers and consumers.
Our strategy is centered on investing behind the brands, categories and vehicle platforms with the strongest consumer affinity and growth potential, supporting new product innovation, improving product data and digital merchandising, strengthening relationships with channel partners, and pursuing disciplined expansion into adjacent categories and markets that align with our capabilities. We believe this approach, together with our operational execution and portfolio management focus, supports long-term growth and share gains in the markets we serve.
Business Combination and Corporate Structure
As previously disclosed, on July 16, 2021 (the “Closing Date”), we consummated a business combination (“Business Combination”) pursuant to that certain Agreement and Plan of Merger dated March 11, 2021 (the “Merger Agreement”), by and among Empower Ltd., (“Empower”), Empower Merger Sub I Inc., a direct wholly owned subsidiary of Empower (“Merger Sub I”), Empower Merger Sub II LLC, a direct wholly owned subsidiary of Empower (“Merger Sub II”), and Holley Intermediate Holdings, Inc. (“Holdings”). The Merger Agreement provided for, among other things, the following transactions: (i) Merger Sub I merged with and into Holdings, the separate corporate existence of Merger Sub I ceased and Holdings became the surviving corporation, and (ii) Holdings merged with and into Merger Sub II, the separate corporate existence of Holdings ceased and Merger Sub II became the surviving limited liability company. Upon closing of the Business Combination, Empower changed its name to Holley Inc. and its trading symbol on the New York Stock Exchange (the “NYSE”) from “EMPW” to “HLLY.”

Directors
The following provides summary information about each current director and director nominee.

NAME AND OCCUPATION	AGE	OTHER PUBLIC BOARDS	COMMITTEE MEMBERSHIPS
			AC	CTC	NGC
OWEN M. BASHAM Partner, Sentinel Capital Partners	40	0
GRAHAM CLEMPSON Co-Founder and Vice Chairman, MidOcean Partners	64	0
JAMES D. COADY Partner, Sentinel Capital Partners	56	0
MICHELLE GLOECKLER Former EVP, Walmart & Executive, Hershey	59	1
GINGER M. JONES Former SVP and CFO, Cooper Tire & Rubber Company	61	2
MATTHEW RUBEL Chairman, Holley Inc.; Chairman of Executive Board, MidOcean Partners	68	1
ANITA SEHGAL EVP, Marketing & Communications, Houston Astros	53	0
MATTHEW J. STEVENSON President and Chief Executive Officer, Holley Inc.	48	0

AC – Audit Committee CTC – Compensation and Talent Committee NGC – Nominating and Governance Committee Independent	Chair	Member
Audit Committee Financial Expert

Board Snapshot*

*	Reflects Board following the Annual Meeting, assuming each of the director nominees is elected.

Corporate Governance Highlights
•	Separate roles for Chairman of the Board and Chief Executive Officer
•	Six of eight directors are independent
•	100% independent Board committees
•
Robust director search process, which requires that the pool of candidates includes women and minorities and that the Nominating and Governance Committee interview at least one woman and one minority candidate

•	Annual Board and committee self-evaluations
•	Regular executive sessions where directors meet without management present
•	Robust director onboarding practice, which includes facility tours, management team meetings, etc.
•	Active Board oversight of strategy, risk management, environmental, social and governance matters
•	Hedging/pledging prohibited
•	No poison pill
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
We believe that an effective board should be made up of individuals who collectively provide an appropriate balance of diverse occupational and personal backgrounds and perspectives and who have a range of skills and expertise sufficient to provide guidance and oversight with respect to the Company’s strategy and operations. As such, our Board of Directors (the “Board”) expects directors to be open and forthright, to develop a deep understanding of the Company’s business, to exercise sound judgment in fulfilling their oversight responsibilities, to embrace Holley’s values and culture, and to possess the highest levels of integrity.
The evaluation and selection of director nominees is a key aspect of our Nominating and Governance Committee’s regular evaluation of the composition of, and criteria for membership on, our Board. The Board and the Nominating and Governance Committee also actively seek to achieve a diversity of occupational and personal backgrounds on the Board, including diversity with respect to demographics such as gender, race, ethnic and national background, geography, age, and sexual orientation.
Board Composition
On the Closing Date, we entered into a stockholders’ agreement (the “Stockholders’ Agreement”) with affiliates of Sentinel Capital Partners (“Sentinel”) and MidOcean Partners (“MidOcean”) whereby, among other things, the parties agreed to certain matters relating to the Company’s corporate governance.
The Stockholders’ Agreement provided that the initial authorized number of directors for our Board be seven. Pursuant to the Stockholders’ Agreement, Sentinel and MidOcean have the right to nominate for election to the Board the following number of directors for so long as the shares beneficially owned by Sentinel and MidOcean as a percentage of the shares held by Sentinel or MidOcean, as applicable, immediately after the Closing Date is equal to or greater than the percentage indicated in the left hand column of the table below:

OWNERSHIP PERCENTAGE	DIRECTOR DESIGNEES
Sentinel
64% or greater	3
39% or greater, up to but not including 64%	2
14% or greater, up to but not including 39%	1
Less than 14%	0
MidOcean
50% or greater	2
25% or greater, up to but not including 50%	1
Less than 25%	0

Additionally, pursuant to the Stockholders’ Agreement, for so long as Sentinel or MidOcean, as applicable, has the right to designate at least two directors for election to the Board, Sentinel and MidOcean, severally, shall have the right to appoint one director designee to serve on each of the standing committees, subject to applicable NYSE listing standards.

Director Independence
Our Board has determined that each of Messrs. Basham, Coady, and Clempson and Mses. Jones, Gloeckler, and Sehgal are independent as defined under the NYSE listing standards. In making these independence determinations, our Board has reviewed and discussed information provided by the directors to us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including Messrs. Basham’s and Coady’s affiliation with Sentinel, which beneficially owns 20.4% of the Company’s Common Stock. With respect to Mr. Clempson, the Board considered that Mr. Clempson serves as Vice Chairman of MidOcean’s Executive Board, an advisory board that provides industry insights to MidOcean’s investment teams and portfolio companies. MidOcean beneficially owns 13.2% of the Company’s Common Stock. In each case, the Board determined that such relationships did not impair such directors’ independence. In addition to determining whether each director satisfies the director independence requirements set forth in the NYSE listing standards, in the case of members of the Audit Committee, our Board has also made an affirmative determination that members satisfy separate independence requirements under the SEC rules for such members.
Board Leadership Structure
The Board annually reviews its leadership structure to evaluate whether the structure remains appropriate for the Company. The Board selects its Chairman and the Chief Executive Officer (the “CEO”) in a way it considers in the best interests of the Company. The Board does not have a policy on whether the role of Chairman and CEO should be separate or combined. Currently, the roles of Chairman of the Board and CEO are separate.
Director Nominations
The Nominating and Governance Committee evaluates the composition of the Board annually to assess whether the skills, experience, characteristics, and other criteria established by the Board are currently represented on the Board as a whole, and in individual directors, and to assess the criteria that may be needed in the future in light of the Company’s anticipated needs. The Board and the Nominating and Governance Committee also actively seek to achieve a diversity of occupational and personal backgrounds on the Board, including diversity with respect to demographics such as gender, race, ethnic and national background, geography, age, and sexual orientation. The Board will assess its effectiveness in this regard as part of the annual board and director evaluation process. As part of the search process for each new director, the Nominating and Governance Committee includes women and minorities in the pool of candidates (and instructs any search firm the Committee engages to include these candidates), and interviews at least one woman and one minority candidate.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. The Nominating and Governance Committee reviews the qualifications of director candidates and incumbent directors in light of the criteria established by the Board, and any stockholder recommendations for director are evaluated in the same manner as other candidates considered by the Nominating and Governance Committee. Stockholders that wish to nominate a director for election to our Board should follow the procedures described below.
Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders, or other persons.
Procedures for Recommending Individuals to Serve as Directors
The Nominating and Governance Committee also considers director candidates recommended by our stockholders. Any stockholder who wishes to propose director nominees for consideration by the Nominating and Governance Committee, but does not wish to present such proposal at an annual meeting of stockholders, may do so at any time by sending each proposed nominee’s name and a description of his or her qualifications for board membership to the chair of the Nominating and Governance Committee in writing to c/o Corporate Secretary at Holley Inc., 1A Burton Hills Blvd, Suite 240, Nashville, TN 37215. The recommendation should contain all of the information regarding the nominee required under the “advance notice” provisions of the Company’s bylaws. The Nominating and Governance Committee evaluates nominee recommendations submitted by stockholders in the same manner in which it evaluates other director nominees.

Board Qualifications and Diversity
The following chart shows how certain relevant and important skills, experience, characteristics, and other criteria, including diversity of viewpoints, are represented on our Board. This chart is not intended to be an exhaustive list for each director, but instead intentionally focuses on the primary skillsets each director contributes. We believe the combination of the skills and qualifications shown below demonstrates how our board is well-positioned to provide effective oversight and strategic advice to our management.

	BASHAM	CLEMPSON	COADY	GLOECKLER	JONES	RUBEL	SEHGAL	STEVENSON
Corporate Strategy	•	•	•	•	•	•	•	•
Automotive Industry			•	•	•			•
Mergers and Acquisitions	•	•	•	•	•	•		•
Senior Executive Leadership			•	•	•	•		•
Accounting / Financial Reporting	•	•	•	•	•	•		•
Human Capital Management		•		•	•	•	•	•
Sales / Marketing		•	•	•		•	•	•
Public Company Governance	•	•	•	•	•	•	•	•
Legal / Regulatory		•			•	•
Diversity (Gender)	M	M	M	F	F	M	F	M

Board Committees
Our Board has three standing committees: an Audit Committee, a Compensation and Talent Committee, and a Nominating and Governance Committee. The directors meet in executive session without management present at every Board meeting, and the Chairman of the Board, Mr. Rubel, presides at executive sessions. In accordance with our Corporate Governance Guidelines, the independent directors also meet in executive session without management present, with Ms. Jones presiding.
During the fiscal year ended December 31, 2025, the Board held four regular meetings and six special meetings. Additionally, there were six meetings of the Audit Committee, six meetings of the Compensation and Talent Committee, and four meetings of the Nominating and Governance Committee. Each of our incumbent directors attended at least 95% of the meetings of our Board and the respective committees of which he or she was a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2025.
Directors are expected to attend the annual meeting of stockholders absent unusual circumstances. At our 2025 Annual Meeting of Stockholders, all of our then-serving directors were in attendance.

AUDIT COMMITTEE
MEMBERS Ginger M. Jones (Chair) Anita Sehgal, Graham Clempson
PRINCIPAL RESPONSIBILITIES:
The primary role of the Audit Committee is to exercise primary financial oversight on behalf of the Board. The Audit Committee represents and assists the Board in discharging its oversight responsibility relating to: (a) the accounting and financial reporting processes of the Company and its subsidiaries, including the audits of the Company’s financial statements and the integrity of the financial statements; (b) the Company’s compliance with legal and regulatory requirements; (c) the outside auditor’s qualifications, independence and performance; (d) the design and implementation of the Company’s internal audit function and (e) the performance of the Company’s outside auditor. The Company’s management team is responsible for preparing financial statements, and the Company’s independent registered public accounting firm is responsible for auditing those financial statements.

We have adopted a committee charter that details the principal functions of the Audit Committee, including:
• the appointment, compensation, retention, oversight, and termination of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•
pre-approving all audit and permissible non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

• reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•
reviewing and discussing with management and the independent auditor our annual audited and quarterly financial statements, including management’s discussion and analysis of financial condition and operations and the independent auditor’s reports related to the financial statements;

• receiving reports from management and the independent auditors on, and review and discuss the adequacy and effectiveness of, our internal controls and disclosure controls and procedures;

•
reviewing and discussing the Company’s practices with respect to risk assessment and risk management, and risks related to matters including the Company’s financial statements and financial reporting processes, compliance, information technology, data security, and cybersecurity; and

•
overseeing the Company’s compliance program with respect to legal and regulatory requirements, including the Company’s code(s) of conduct and the Company’s policies and procedures for monitoring compliance.

Under the NYSE listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent under the standards and rules applicable to audit committee members. Each of Ms. Jones, Ms. Sehgal, and Mr. Clempson qualifies as an “independent” director for purposes of the SEC rules and NYSE listing standards that are applicable to audit committee members. Each member of the Audit Committee is financially literate, and our Board has determined that each of Ms. Jones and Mr. Clempson qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The Audit Committee has established and oversees procedures for handling reports of potential misconduct, and whereby complaints or concerns regarding accounting, internal accounting controls, auditing or federal securities law matters may be submitted anonymously to the Audit Committee. The Audit Committee has the authority to retain counsel and other advisers as it determines appropriate to assist in performance of its functions at our expense.

COMPENSATION AND TALENT COMMITTEE
MEMBERS Graham Clempson (Chair) Owen M. Basham Michelle Gloeckler Ginger Jones
PRINCIPAL RESPONSIBILITIES:
The Compensation and Talent Committee is responsible for approving, or recommending to the Board for approval, the compensation payable to the executive officers of the Company and administering the Company’s equity compensation plans.

The Compensation and Talent Committee acts on behalf of and in conjunction with the Board to establish or recommend the compensation of our executive officers and to provide oversight of our overall compensation philosophy, policies, and programs.

We have adopted a committee charter that details the principal functions of the Compensation and Talent Committee, including:

•
reviewing and approving the corporate goals and objectives relevant to our CEO’s compensation, evaluating our CEO’s performance in light of such goals and objectives, approving the grant of equity awards to the CEO, and recommending to the independent directors of the Board for approval the compensation of our CEO based on such evaluation;

•
overseeing the evaluation of executive officers other than the CEO and reviewing and recommending to the Board for approval the compensation of such other executive officers based upon the recommendation of the CEO;

•
approving the terms and grant of equity awards and administering and making recommendation to the Board with respect to our incentive compensation and equity-based compensation plans that are subject to Board approval;

• approving and amending or modifying the terms of other compensation and benefit plans;
• reviewing, evaluating, and recommending changes, if appropriate, to the compensation for directors;
• overseeing and reviewing succession planning and management development;
• overseeing the Company’s engagement with stockholders on executive compensation; and

•
overseeing our strategies and policies related to human capital management, including with respect to matters such as talent development and retention, workplace environment and culture and diversity and inclusion.

The Compensation and Talent Committee may delegate its duties and responsibilities to one or more subcommittees, consisting of not less than two members of the Compensation and Talent Committee, as it determines appropriate.

The Compensation and Talent Committee comprises at least three directors, consisting entirely of independent directors who meet the NYSE independence requirements, and otherwise meet NYSE compensation committee composition requirements. Additionally, at least two members of the Compensation and Talent Committee must qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Compensation and Talent Committee has the authority, in its sole discretion, to retain or obtain the advice of a compensation consultant, legal counsel or other advisers, at our expense, and are directly responsible for the appointment, compensation, and oversight of the work of any such advisers. However, before engaging or receiving advice from a compensation consultant, external legal counsel, or any other adviser, the Compensation and Talent Committee considers the independence of each such adviser, including the factors required by NYSE listing standards and the SEC.

The Compensation Committee has engaged Willis Towers Watson (“WTW”) as its independent compensation consultant to provide advice on executive and director compensation matters. WTW reports directly to the Compensation Committee, and the Compensation Committee has the sole authority to retain and terminate WTW and to approve its fees and other terms of engagement.

In evaluating the independence of WTW, the Compensation Committee considered the factors required by SEC rules, including WTW’s policies and procedures designed to prevent conflicts of interest, and determined that WTW’s work does not give rise to any conflicts of interest.

NOMINATING AND GOVERNANCE COMMITTEE
MEMBERS Anita Sehgal (Chair) Owen M. Basham James D. Coady Michelle Gloeckler
PRINCIPAL RESPONSIBILITIES:
The Nominating and Governance Committee assists the Board by identifying and recommending individuals qualified to become members of the Board. The Nominating and Governance Committee is responsible for evaluating the composition, size, and functioning of the Board and its committees and making recommendations regarding the appointment of directors to the committees, establishing procedures for considering stockholder nominees to the Board, and reviewing the corporate governance principles and making recommendations to the Board regarding possible changes.

We have adopted a committee charter, which details the purpose and responsibilities of the Nominating and Governance Committee, including:
• reviewing and recommending to the Board the skills, experience, characteristics, and other criteria for identifying and evaluating directors;

•
annually evaluating the composition of the Board, and identifying, reviewing the qualifications of, and recruiting individuals qualified to serve as directors, consistent with criteria approved by the Board, and recommending to our Board candidates for nomination for election or reelection at the annual meeting of stockholders or to fill vacancies on our Board;

•
developing and recommending to our Board a set of corporate governance principles and annually reviewing and assessing the adequacy of our Corporate Governance Guidelines, Code of Conduct, and other applicable policies;

• annually reviewing the Board’s leadership structure and recommending changes to the Board as appropriate;
• overseeing succession planning for the Board and key leadership roles on the Board and its committees;
• overseeing the annual self-evaluation of our Board, its committees, and individual directors;
• overseeing our stockholder engagement program, and making recommendations to the Board regarding its involvement in stockholder engagement; and

•
overseeing our environmental, social, and governance programs, policies, and activities, monitoring developments and emerging trends relating to these issues, and reporting to the Board on such matters.

The Nominating and Governance Committee comprises at least three directors, consisting entirely of independent directors under the NYSE independence requirements.

The Nominating and Governance Committee has the authority to retain counsel and other advisers as it determines appropriate to assist in performance of its functions at our expense, including any search firm to be used to identify director candidates, and to approve the fees and other retention terms of any such advisers.

Risk Oversight
A core responsibility of the Board is to oversee the Company’s processes for assessing and managing risk. The Board accomplishes this oversight through the regular reporting to the Board by the Audit Committee. The Audit Committee represents the Board by periodically reviewing our accounting, reporting, and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit, and information technology functions, the audit committee reviews and discusses significant areas of our business and summarizes for the Board areas of risk and the appropriate mitigating factors. In addition, our Board receives periodic detailed operating performance reviews from management.

Communications with Directors
The Board welcomes feedback from stockholders and other interested parties. Stockholders and other interested parties may contact the Board by mailing correspondence to c/o Corporate Secretary at the Company’s principal offices at 1A Burton Hills Blvd, Suite 240, Nashville, Tennessee 37215. Correspondence will be forwarded to the respective director, except that the Corporate Secretary reserves the right not to forward advertisements or solicitations, customer complaints, obscene or offensive items, communications unrelated to the Company’s affairs, business or governance, or otherwise inappropriate materials.
Governance Documents
The Audit Committee, Compensation and Talent Committee, and Nominating and Governance Committee each operate pursuant to written charters adopted by the Board. These charters, along with the Corporate Governance Guidelines and the Code of Business Conduct and Ethics, are available at the Company’s website. To access these documents from the Company’s website, go to investor.holley.com and select “Governance” and “Governance Documents” from the drop-down menu.
Our Board adopted a Code of Business Conduct and Ethics relating to the conduct of our business by all of our employees, executive officers (including our principal executive officer and principal financial officer/principal accounting officer (or persons performing similar functions)), and directors. This code satisfies the requirement that we have a “code of conduct” under NYSE and SEC rules and is available on our website identified above. To the extent required, we intend to disclose future amendments to certain provisions of this code, or waivers of such provisions, applicable to any of our executive officers or directors, on our website identified above.
Insider Trading Policy
We have adopted policies and procedures designed to prohibit unlawful insider trading and hedging. Our Insider Trading Policy prohibits all directors, officers, and employees, as well as members of such persons’ immediate families and households (other than household employees) and such persons’ controlled entities, from engaging in transactions in securities, whether issued by us or another company, when in possession of material non-public information related to the company, or from conveying material non-public information to others.

The policy also prohibits engaging in the following: (a) short-term trading; (b) short sales; (c) transactions involving publicly traded options or other derivatives, such as trading in puts or calls; and (d) hedging transactions with respect to Company securities. The Insider Trading Policy further prohibits holding Company securities in a margin account or pledging Company securities as collateral for a loan. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Director Compensation
The chart below sets forth the fees paid to non-employee directors in 2025.

Annual Cash Retainer (other than the Chairman):	$75,000
Chairman of the Board of Directors*	$175,000
Committee Chairperson Retainers:
Audit Committee	$25,000
Compensation and Talent Committee	$15,000
Nominating and Governance Committee	$15,000
Committee Membership Retainers:
Audit Committee	$10,000
Compensation and Talent Committee	$10,000
Nominating and Governance Committee	$10,000

The Compensation and Talent Committee believes directors should be incentivized to improve the long-term value of the Company and promote stockholder returns. Accordingly, in addition to the above fees, our directors are also compensated with equity awards under the Company’s 2021 Omnibus Incentive Plan (the “2021 Plan”). On June 11, 2024, the Company awarded each non-employee director 29,166 RSUs, which vested on June 11, 2025. On May 13, 2025, the Company awarded each non-employee director 48,165 RSUs, which vests on May 13, 2026 (the first anniversary of the date of grant), provided that the director remains on the Board through such date. In addition, the Company has entered into an indemnification agreement with each of its directors, which requires the Company to indemnify them against certain liabilities that may arise as a result of their status or service as directors of the Company. The Company pays the premiums on the directors’ and officers’ liability insurance policies. The Company also reimburses members of the Board of Directors for travel expenditures related to their services to the Company.
*Chairman of the Board Compensation
Mr. Rubel received a base salary of $243,000 in 2024 and 2025 in his role as Executive Chairman of the Board. In May 2025, Mr. Rubel transitioned from Executive Chairman to Chairman of the Board and, moving forward, he will receive $175,000 in compensation. On May 13, 2025, Mr. Rubel received an award of 48,165 RSUs, which vests on May 13, 2026. Mr. Rubel did not receive any cash incentive bonus in 2025.
The following table sets forth the compensation awarded to, earned by, or paid to Holley’s Board of Directors during the fiscal year ended December 31, 2025:

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Matthew Rubel	218,750	105,000	323,750
Anita Sehgal	98,750	105,000	203,750
Michelle Gloeckler	95,000	105,000	200,000
Ginger M. Jones	108,750	105,000	213,750
Owen Basham(2)	93,750	105,000	198,750
James Coady(2)	83,750	105,000	188,750
Graham Clempson	98,750	105,000	203,750

(1)
The amounts provided represent the aggregate grant date fair value of RSUs granted as board compensation in 2025 under the 2021 Plan. The fair value of the annual 2025 RSU award to each non-employee director was $2.18 per share, which was equal to the price of the underlying common stock on the date of grant.

(2)
Director cash compensation attributable to Mr. Basham’s and Mr. Coady’s service was paid to Sentinel Capital Partners. In addition, awards of RSUs attributable to Mr. Basham’s and Mr. Coady’s service are held by Sentinel Capital Partners.

PROPOSAL 1
Election of Directors

Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. Class II directors, which consist of Ms. Jones and Mr. Coady served for a term expiring at this Annual Meeting. Class III directors, which consist of Messrs. Rubel, Basham, and Clempson, and Class I directors, which consist of Mses. Gloeckler and Sehgal and Mr. Stevenson, will serve for a term expiring at the 2027 and 2028 annual meeting of stockholders, respectively. At each succeeding annual meeting of stockholders, directors will be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting of the stockholders. There will be no limit on the number of terms a director may serve on the Board.

There are two Class II directors whose term of office expires at the Annual Meeting. Our Nominating and Governance committee has recommended, and our Board has approved, Ginger Jones and Jim Coady as nominees for election as directors at the Annual Meeting. If elected at the Annual Meeting, each of these nominees would serve until the 2029 annual meeting of stockholders or until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier death, resignation removal, retirement, or disqualification.

Each of the nominees has consented to serve as a director, if elected. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve. If any nominee becomes unable or unwilling to stand for election as a director, proxies will be voted for any substitute as designated by the Board, or alternatively, the Board may reduce the size of the Board.

Our Board recommends a vote “FOR” the election of each nominee.

Director Nominees
For each of the two director nominees standing for election, the following describes certain biographical information and the specific experience, qualifications, attributes, or skills that qualify them to serve as our directors and, as applicable, the Board committees on which they serve.

Ginger M. Jones | 61 Former SVP and CFO, Cooper Tire & Rubber Company DIRECTOR SINCE 2021
COMMITTEES	OTHER PUBLIC COMPANY BOARDS
• Audit Committee (Chair)	• Tronox Holdings plc
• Compensation and Talent Committee	• Nordson Corporation
BACKGROUND

Ms. Jones has served as a member of our Board since July 2021. Ms. Jones has been a member of the board of directors of Tronox Holdings plc (NYSE: TROX) since April 2018, and currently serves as its audit committee chair and member of the corporate governance and sustainability committee. Since December 2019, Ms. Jones has served as a member of the board of directors of Nordson Corporation (NASDAQ: NDSN), and currently serves on the audit committee and the compensation committee. From October 2013 to October 2020, Ms. Jones was a member of the board of directors of Libbey Inc. (NYSE: LBY), where she chaired its audit committee. Prior to her retirement in December 2018, Ms. Jones served as Vice President and Chief Financial Officer of Cooper Tire & Rubber Company (NYSE: CTB) beginning in December 2014 and was promoted to Senior Vice President and Chief Financial Officer in February 2016. At Cooper, Ms. Jones was responsible for Cooper’s financial operations, investor relations, business information systems, and corporate strategic planning. Prior to joining Cooper, Ms. Jones served as Senior Vice President and Chief Financial Officer of Plexus Corp. (NASDAQ: PLXS) from 2007 to 2014, and Vice President and Corporate Controller of Banta Corporation from 2002 to 2007 (formerly NYSE: BN). A certified public accountant, Ms. Jones began her career with Deloitte & Touche. Ms. Jones holds a Master of Business Administration from The Ohio State University and a Bachelor’s Degree in Accounting from the University of Utah.

Ms. Jones’ qualifications to serve on our Board include her substantial experience in accounting and finance, along with her extensive experience in senior management.

James D. Coady | 56 Partner, Sentinel Capital Partners DIRECTOR SINCE 2021
COMMITTEES	OTHER PUBLIC COMPANY BOARDS
• Nominating and Governance Committee	None
BACKGROUND

Mr. Coady has served as a member of our Board since July 2021 and, prior to the Business Combination, previously served as a director of Holley Intermediate since 2018. Mr. Coady is a partner of Sentinel Capital Partners. Prior to joining Sentinel in 1998, Mr. Coady spent three years as an associate at First Chicago Equity Capital, the private equity division of First Chicago NBD, and two years as an analyst at Alex. Brown & Sons. He currently serves as a director of Sentinel portfolio companies High Bar Brands, Empire Auto Parts and Spectrum Safety Solutions. He also served as a director of American West Restaurant Group, Cabi, Chase Doors, Checkers, Colson, Cottman, Engineered Controls, Falcon Holdings, Fasloc, Huddle House, Interim Healthcare, Massage Envy, Metro Dentalcare, Midwest Wholesale, Newk’s Eatery, Nivel, NorSun Food Group, Pet Supplies Plus, Quick Weight Loss Centers, RotoMetrics, Southern California Pizza, and Vintage Parts prior to Sentinel’s sale of these businesses. Mr. Coady holds an MBA from Northwestern University’s J.L. Kellogg Graduate School of Business and an AB from Harvard University.

Mr. Coady’s qualifications to serve on our Board include his experience related to private equity and transactional matters and post-acquisition oversight of operational performance at portfolio companies.

Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders

Matthew Rubel | 68 Chairman, Holley Inc.; Chairman of Executive Board, MidOcean Partners DIRECTOR SINCE 2020
COMMITTEES	OTHER PUBLIC COMPANY BOARDS
None	• The Joint Corp,
BACKGROUND

Mr. Rubel has served as the non-executive Chairman of our board of directors since May 2025. From February 2023 to May 2025, he served as Executive Chairman, and prior to that, he served as the Company’s non-executive Chairman following its business combination with Empower in July 2021. Prior to the Business Combination, Mr. Rubel served as Empower’s Chief Executive Officer and Chairman since August 2020. Mr. Rubel serves as the Chairman of MidOcean’s Executive Board since joining the firm in 2018, where he leads the Executive Board’s efforts to provide industry insights to MidOcean’s investment teams and portfolio companies.

Mr. Rubel is a renowned retail and brand leader, having led many successful global public and private businesses. Most recently, Mr. Rubel served as Chief Executive Officer, President, and Board Member of Varsity Brands, a leader in sport, spirit, and achievement products, which he spearheaded strategic integration efforts. Previously, Mr. Rubel served as Chairman, Chief Executive Officer and President of Collective Brands, Inc., which included Payless ShoeSource, Sperry Topsider, Saucony, Stride Rite, and Keds. Prior to Collective Brands, Mr. Rubel was Chairman, Chief Executive Officer, and President of Cole Haan LLC, from 1999 to 2005. Prior to Cole Haan, he served in senior management roles at J. Crew Group, Revlon, and Murjani International Ltd.

Mr. Rubel has been a director of numerous multinational retail and consumer branded companies. He currently serves as Executive Chairman of MidOcean’s portfolio company KidKraft, and also on the Boards of The Joint Corp. (NASDAQ: JYNT) and MidOcean’s portfolio company Image Skincare. He previously was an Independent Director at Hudson’s Bay Company (“HBC”), where he served on the Special Committee for HBC’s going-private transaction. Mr. Rubel also served as an Independent Director of HSNi, the holding company of HSN and Cornerstone Brands. In addition, Mr. Rubel served as an Independent Director at TreeHouse Foods, Inc., SUPERVALU, e.l.f. Beauty, and Furniture Brands, and as an advisor to early-stage technology and retail companies, including Celect, Inc., RetailNext, First Insight, and AfterPay. Mr. Rubel has also worked closely as a Senior Advisor with TPG Capital, TPG Growth, and Roark Capital. He was a presidential appointee to the White House Advisory Committee for Trade Policy Negotiation from 2010 to 2018. Mr. Rubel holds a Bachelor of Science from Ohio University and an MBA from the University of Miami.

Mr. Rubel’s qualifications to serve on our Board include his extensive business and management experience, along with his extensive private and public company board and committee experience.

Owen M. Basham | 40 Partner, Sentinel Capital Partners DIRECTOR SINCE 2021
COMMITTEES	OTHER PUBLIC COMPANY BOARDS
• Compensation and Talent Committee	None
• Nominating and Governance Committee
BACKGROUND

Mr. Basham has served as a member of our Board of Directors since July 2021 and, prior to the Business Combination, previously served as a director of Holley Intermediate since 2018. Mr. Basham is a partner of Sentinel Capital Partners. Prior to joining Sentinel in 2012, he spent two years in the restructuring and special situations group of Macquarie Capital and two years at Nancy Creek Capital, a lower middle market private equity and mezzanine debt firm. He currently serves as a director of Sentinel portfolio companies Empire Auto Parts, High Bar Brands, L2 Brands, and RefrigiWear. He previously served as a director of Altima Dental, Fazoli’s, GSM Outdoors, MB2 Dental, and SONNY’S Enterprises prior to Sentinel’s sale of these businesses. Mr. Basham holds a BS in Commerce from the University of Virginia’s McIntire School.

Mr. Basham’s qualifications to serve on our Board include his strong strategic leadership, business development, and financial skills.

Graham Clempson | 64 Vice Chairman, MidOcean Partners DIRECTOR SINCE 2023
COMMITTEES	OTHER PUBLIC COMPANY BOARDS
• Compensation and Talent Committee (Chair)	None
• Audit Committee
BACKGROUND

Mr. Clempson has served as a member of our Board since February 2023. Prior to that, he was an observer on the Board since the Business Combination. Prior to the Business Combination, Mr. Clempson served as Empower’s President and was a member of Empower’s Board of Directors. He is Vice Chairman of MidOcean, which he co-founded in 2003, and serves on MidOcean’s Executive Board with a focus on the firm’s Investment Strategy, Portfolio Management, and Business Development functions based in New York. Mr. Clempson previously served as a director at Bandier Holdings LLC and BC Brands LLC. Previously, Mr. Clempson was MidOcean’s European Managing Partner, based in London, from the firm’s inception until 2012. In addition to his role at MidOcean, Mr. Clempson serves as Managing Partner at Quartic Capital LLP, which he founded in 2012. Quartic Capital LLP invests in and manages complex portfolios of secondary private equity assets, in partnership with Coller Capital, a leading global secondary private equity investment firm. Prior to co-founding MidOcean, Mr. Clempson held various leadership positions in the European finance and private equity sectors, including CEO of Morgan Grenfell Private Equity, European Managing Partner of Deutsche Bank Capital Partners, and Co-Head of European Investment Banking at Deutsche Bank, with particular responsibility for the bank’s Financial Sponsor Coverage, Leveraged Finance, and High Yield departments. Mr. Clempson began his career at Bankers Trust Company in 1983. Mr. Clempson holds an MA in Law from Oxford University.

Mr. Clempson’s qualifications to serve on our Board include his strategic leadership, business development and financial skills.

Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders

Matthew J. Stevenson | 48 President and Chief Executive Officer, Holley Inc. DIRECTOR SINCE 2023
COMMITTEES	OTHER PUBLIC COMPANY BOARDS
None	• None
BACKGROUND

Mr. Stevenson currently serves as President and Chief Executive Officer and a Director, positions he has held since June 2023. Prior to joining the Company, Mr. Stevenson served as President of Blue Bird Corporation, a designer and manufacturer of school buses, since July 2021, and had served as President and Chief Executive Officer of Blue Bird since November 2021. From 2020 until he joined Blue Bird Corporation, Mr. Stevenson served as an independent advisor to Hyliion, Inc. in the commercial vehicle electric powertrain market and various private equity firms in the consumer services space. Mr. Stevenson also served as President of Terminix Residential from 2017 to 2019, which was a subsidiary of ServiceMaster Global Holdings, Inc. engaged in the business of providing termite and pest services to residential and commercial customers. Mr. Stevenson has served as a Board Member for National Pool Partners since 2021. Mr. Stevenson holds a Bachelor of Science degree in Management with a concentration in Marketing from Kettering University. He also has a Master of Business Administration degree from the Ross School of Business at the University of Michigan.

Mr. Stevenson’s qualifications to serve on our Board include his strategic leadership, business development and financial skills.

Michelle Gloeckler | 59 Former EVP, Walmart & Executive, Hershey DIRECTOR SINCE 2021
COMMITTEES	OTHER PUBLIC COMPANY BOARDS
• Compensation and Talent Committee	• BJ’s Wholesale Club
• Nominating and Governance Committee
BACKGROUND

Ms. Gloeckler has served as a member of our Board since July 2021, and from February 2023 to June 2023, she served as our Interim Chief Executive Officer. Prior to her appointment as Interim Chief Executive Officer, Ms. Gloeckler served as the Chair of each of the Board’s Compensation and Talent Committee and Nominating and Governance Committee. Ms. Gloeckler is a former retail executive with more than thirty years of experience in retail, consumer-packaged goods, merchandising, sourcing, manufacturing and strategy. In December 2021, Ms. Gloeckler was appointed as an independent member of the board of directors of Pairwise. Ms. Gloeckler has been a member of the board of directors of BJ’s Wholesale Club (NYSE: BJ) since September 2019, where she serves on the nominating and governance committee. From May 2021 through December 2024, Ms. Gloeckler served as a member of the board of directors of The Duckhorn Portfolio, Inc. (NYSE: NAPA), where she served as a Lead Director, Chair of Compensation Committee and on the audit committee and nominating and corporate governance committee. Ms. Gloeckler served as an independent director on Benson Hill Biosystems, Inc.’s board and audit committee from 2019 to 2021 and was the Chief Merchant & President International for Academy Sports & Outdoors, a sporting goods retailer, from August 2016 to January 2019. Ms. Gloeckler was an executive at Walmart Inc. (NYSE: WMT), from February 2009 to August 2016, where she held various executive roles. Most recently, she served as Executive Vice President, Consumables, Health and Wellness, and led their U.S. manufacturing initiative. Prior to that, Ms. Gloeckler held leadership roles at The Hershey Company, a global confectionery manufacturer. Ms. Gloeckler served on The University of Michigan Dean’s Advisory Council from 2015 to 2022. She holds a Bachelor’s Degree in Communication and Psychology from the University of Michigan.

Ms. Gloeckler’s qualifications to serve on our Board include her extensive business and management experience, along with her extensive private and public company board and committee experience.

Anita Sehgal | 53 EVP, Marketing & Communications, Houston Astros DIRECTOR SINCE 2022
COMMITTEES	OTHER PUBLIC COMPANY BOARDS
• Nominating and Governance Committee (Chair)	• None
• Audit Committee
BACKGROUND

Ms. Sehgal has served as a member of our Board since May 2022. Ms. Sehgal is currently in her 12th year with the Houston Astros, currently serving as Executive Vice President, Marketing & Communications. In her role, Ms. Sehgal provides strategic leadership for the ballclub’s retail, advertising, marketing, communications, broadcasting, and alumni relations, including support for a broad variety of sponsorship, ticket, special event, community, and the Astros Golf Foundation and Texas Children’s Houston Open initiatives. Prior to joining the Houston organization, Ms. Sehgal spent over 20 years in various strategic marketing functions with several organizations, including FGL Sports, Best Buy and Academy Sports + Outdoors. Hailing from Canada’s Regina, Saskatchewan, Ms. Sehgal, who earned her United States citizenship in September of 2019, received a bachelor’s of business administration degree, with a focus in marketing and human resources, from the University of Regina. She plays an active role in several Houston-based organizations, including her position as a Board Member of WISE Houston. She recently wrapped up a 15 year tenure serving on the Board of Boys and Girls Club Houston – including representing their Executive Committee. She is also an active Marketing 50 member of World 50 and participates in Greater Houston Partnership Executive Women Program. Ms. Sehgal serves as an Independent Board Director with SkyZone and Reitman’s Canada Ltee. She is a member of Women’s Corporate Directors and NACD. In 2016, Ms. Sehgal was honored as one of Houston’s Top 15 Business Women by the National Diversity Council. In 2018, Ms. Sehgal was honored again by the National Diversity Council as the National Business Woman of the Year. She also received honors in 2018 as one of Texas Executive Women’s Women on the Move. In November 2021, Ms. Sehgal was celebrated with the Woman of Inspiration award by WISE Houston, and she was also recognized in both 2021 and 2022 by the National Diversity Council as a Power 50, for her contributions and commitment to both business and community. In 2023, Houston Woman’s Magazine honored Ms. Sehgal as one of 50 Women of Influence.

Ms. Sehgal’s qualifications to serve on our Board include her extensive business and marketing experience.

PROPOSAL 2
Ratification of The Appointment of Grant Thornton Llp As The Company’s Independent Registered Public Accounting Firm For Fiscal 2026.

Grant Thornton LLP (“Grant Thornton”) has served as the Company’s independent registered public accounting firm since 2021 and had served as principal accountants to Holley Intermediate and its subsidiaries prior to the consummation of the Business Combination. Representatives of Grant Thornton are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they wish and be available to respond to appropriate questions from stockholders.

As provided in the Audit Committee’s charter, the Audit Committee is responsible for directly appointing, retaining, replacing, and overseeing our independent registered public accounting firm. Our Audit Committee continuously evaluates the independence and effectiveness of Grant Thornton and its personnel, and the cost and quality of its audit and audit-related services.

We are asking stockholders to ratify the Audit Committee’s selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2026. While such ratification is not required, the Board is submitting the selection of Grant Thornton to our stockholders for ratification as a matter of good corporate practice. If stockholders do not ratify the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee may reconsider the selection of Grant Thornton as our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Grant Thornton as our independent registered public accounting firm.

Independent Public Accountant
The following is a summary of fees paid or to be paid to Grant Thornton for services rendered over the prior two fiscal years.

	FOR THE YEAR ENDED DECEMBER 31, 2025	FOR THE YEAR ENDED DECEMBER 31, 2024
Audit Fees(1)	$1,420,000	$1,197,542
Audit-Related Fees(2)	$89,400	$7,200
Tax Fees(3)	$332,000	$21,200
All Other Fees(4)	$8,900	$—
Total	$1,850,300	$1,225,942

(1)
Audit fees are the aggregate fees billed or expected to be billed for professional services rendered by the principal accountant for the audit of our annual financial statements for fiscal 2025 and 2024 and review of quarterly financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)
Audit-related fees are the aggregate fees billed or expected to be billed for each of fiscal 2025 and 2024 for professional services relating to comfort letters, consents, and assistance with and review of registration statement filings.

(3)
Tax fees are the aggregate fees billed or expected to be billed for each of fiscal 2025 and 2024 for tax compliance, tax advice, and tax planning. For fiscal 2025 and 2024, these services include assistance regarding tax audits.

(4)
All other fees are the aggregate fees billed or expected to be billed for each of fiscal 2025 and 2024 for products and services provided by the principal accountant that do not fall into one of the other three categories above.

Pre-Approval Policy
The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, under which the Audit Committee annually reviews and pre-approves the services that are expected to be provided by the outside auditor. Any engagement to provide audit or non-audit services that has not been pre-approved through that process must be specifically pre-approved by the Audit Committee if it is to be provided by the outside auditor. All of the services provided by Grant Thornton to us since their appointment were pre-approved by the Audit Committee.

Audit Committee Report*
The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and SEC. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.
Submitted by:
Audit Committee of the Board of Directors
Ginger Jones
Anita Sehgal
Graham Clempson
*
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

PROPOSAL 3
Advisory Vote on Compensation Of Named Executive Officers (“Say-on-Pay”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables the Company’s stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement in accordance with SEC rules. The advisory vote on executive compensation described in this proposal is commonly referred to as a “say-on-pay vote.”

This is the first year we are presenting a “say-on-pay” proposal, as we were previously an “emerging growth company” and exempt from the requirement to include such a proposal.

The Compensation and Talent Committee and the Board of Directors believe that the Company’s executive compensation program for the fiscal year ended December 31, 2025 aligned with the Company’s performance and stockholder value, as well as the Compensation and Talent Committee’s philosophy.

For additional information on the Company’s executive compensation program and how it reflects the Compensation Committee’s philosophy and is linked to the Company’s performance, see “Executive Compensation.”

We are asking for stockholders to indicate their support for our NEO compensation by approving, on a non-binding advisory basis, of the compensation of our NEOs for the fiscal year ended December 31, 2025, as disclosed in this Proxy Statement. This vote is not intended to address any specific item of compensation and is not a vote on our general compensation policies or the compensation of the Board, but rather the overall compensation of our NEOs.

Although this resolution is non-binding, the Board and the Compensation Committee value the opinions of our stockholders and will review and consider the voting results when making future compensation decisions for our named executive officers. If stockholders approve the “One Year” option as the frequency of future say-on-pay votes under Proposal 3, we expect that we will conduct our next say-on-pay vote at the 2027 annual meeting of stockholders.

Our Board recommends a vote “FOR” the approval, on a non-binding advisory basis of the compensation of our named executive officers.

PROPOSAL 4
Advisory Vote on the Frequency of Advisory Future Say-On-Pay Votes.

In accordance with the requirements of Section 14A of the Exchange Act, our stockholders are afforded the opportunity to vote, on a non-binding advisory basis, on the frequency of future say-on-pay votes. Although this vote is non-binding, the Compensation and Talent Committee and the Board will carefully consider the outcome of the vote when determining the frequency of future say-on-pay votes.

We are asking stockholders to vote on whether future advisory votes on executive compensation (such as that addressed in Proposal Three above) should occur every one year, every two years, or every three years.

The Board of Directors believes that a frequency of every one year for the advisory vote on executive compensation is the optimal interval for conducting a say-on-pay vote. The Board of Directors believes that this frequency is appropriate as an annual vote would provide stockholders with the opportunity to express their views on a regular basis.

Our Board recommends a vote to conduct future advisory votes on executive compensation every “ONE YEAR”

PROPOSAL 5

Approval of the 2021 Omnibus Incentive Plan, as Amended by the First Amendment (As Amended, The “Amended Plan”) To Increase The Number Of Authorized Shares Of Common Stock Reserved For Delivery Under The Amended Plan As Described In The Accompanying Proxy Statement.

We are asking our stockholders to approve the Holley Inc. 2021 Omnibus Incentive Plan (the “2021 Plan”), as amended by the First Amendment (the “First Amendment”) (the 2021 Plan as amended by the First Amendment is referred to as the “Amended Plan”).

Summary of the First Amendment

On March 16, 2026, the Board adopted the First Amendment to the 2021 Plan, subject to shareholder approval. The First Amendment will increase the number of shares of common stock of the Company (“Stock”) reserved for delivery under the Amended Plan by 5,000,000 shares of Stock, thereby increasing the shares of Stock reserved under the Amended Plan from 8,850,000 to 13,850,000. Under New York Stock Exchange rules, shareholder approval is required for increases to the number of shares reserved under the Amended Plan. The First Amendment will become effective upon shareholder approval.

A summary of the material provisions of the Amended Plan, including the changes being made by the First Amendment, is set forth below, and a copy of the Amended Plan is set forth in Exhibit A.
Background

The 2021 Plan was initially effective as of April 7, 2021, which is the date the 2021 Plan was initially approved by the Board, and the 2021 Plan was initially approved by shareholders on July 14, 2021. The 2021 Plan does not have sufficient shares available to make annual grants to intended employees and non-employee directors, and the Board recommends that shareholders approve the Amended Plan in order to increase the number of shares available for grants to employees and non-employee directors of the Company. The Amended Plan will promote ownership in the Company by the employees, officers, and non-employee directors and other service providers of the Company and its subsidiaries and aligns the interests between these service providers and stockholders by permitting these service providers to receive compensation in the form of awards denominated in, or based on the value of, shares of the Company’s Stock.

Information regarding our outstanding equity awards as of December 31, 2025 under the 2021 Plan is set forth in the section of this Proxy Statement entitled “Equity Compensation Plan”. Set forth below is additional information about awards granted and earned under the 2021 Plan over the past three years.

	Fiscal Year 2023	Fiscal Year 2024	Fiscal Year 2025
Stock Options Granted	—	—	—
Time-Based Restricted Stock Unit Awards Granted	2,148,375	918,745	3,309,346
Actual Performance-Based Restricted Stock Unit Earned	649,838	—	—
Weighted Average Common Shares Outstanding at Fiscal Year End	117,378,854	118,441,580	119,213,277
Burn Rate	2.4%	0.8%	2.8%

Purpose of Plan

The purpose of the Amended Plan is to enhance our ability to attract and retain the types of directors, employees and consultants who will contribute to our long range success; provide incentives that align the interests of directors, employees and consultants with those of the Company stockholders; and promote the success of our business. We believe that the Amended Plan is essential to our success. Equity awards are intended to motivate high levels of performance and align the interests of the Company directors, employees and consultants with those of the Company’s stockholders by giving directors, employees and consultants the perspective of an owner and providing a means of recognizing their contributions to our success. Our Board and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified individuals who help us meet our goals.

Best Practices of the Plan

The Amended Plan and our related governance practices and policies include many features that are designed to protect stockholder interests. A summary of these features follows, and a more detailed description of the features is included under the heading “Summary of the Amended Plan” below. The summaries in this proposal do not provide a complete description of all the provisions of the Amended Plan and are qualified in their entirety by reference to the full text of the Amended Plan, which is attached to this proxy statement/prospectus as Exhibit A.

•	No Repricing. The Amended Plan prohibits the repricing of awards, including cash buyouts, without stockholder approval.
•
No Discounted Stock Options or Stock Appreciation Rights. Except with respect to substitute awards granted in connection with a corporate transaction, all stock options and stock appreciation rights must have an exercise price or base price equal to or greater than the fair market value of the underlying shares of common stock on the date of grant.

•	Limitation on Term of Stock Options and Stock Appreciation Rights. The maximum term of a stock option or stock appreciation right under the Amended Plan is 10 years.
•	Clawback. Awards granted under the Amended Plan will be subject to our clawback and/or recoupment policies in effect from time to time or as otherwise required by applicable law.
•	No Automatic Grants. The Amended Plan does not provide for automatic grants to any participant.
•	No Tax Gross-Ups. The Amended Plan does not provide for any tax gross-ups.
•
Double-Trigger Vesting. The Amended Plan provides that the vesting of awards that are assumed or substituted in connection with a change in control only accelerate as a result of the change in control if a participant experiences a qualifying termination within two years following the change in control.

•
Future Increases to Share Reserve Require Stockholder Approval. The Amended Plan provides that any increase in the share reserve available under the Incentive Amended Plan must be approved by our stockholders.

Summary of the Amended Plan

The following summary is not a complete description of all provisions of the Amended Plan and is qualified in its entirety by reference to the complete text of the Amended Plan, which is attached to this proxy statement/prospectus as Exhibit A.

Plan Administration. The Amended Plan is administered by the Committee. Our Committee has the authority, among other things, to select participants, grant awards, determine types of awards, and terms and conditions of awards for participants, prescribe rules and regulations for the administration of the plan and make all decisions and determinations as deemed necessary or advisable for the administration of the Amended Plan. Our Committee may delegate certain of its authority as it deems appropriate, pursuant to the terms of the Amended Plan and to the extent permitted by applicable law, to our officers or employees, although any award granted to any person who is not our employee or who is subject to Section 16 of the Exchange Act must be expressly approved by the Committee. Our Committee’s actions will be final, conclusive and binding.

All directors and employees of the Company and its subsidiaries and consultants providing substantial services to the Company and its subsidiaries would be eligible to participate in the Amended Plan.

Authorized Shares. A total of 13,850,000 shares of Stock will be reserved and available for issuance under the Amended Plan, subject to adjustment in accordance with its terms. The maximum number of shares of Stock that may be issued in respect of incentive stock options will be 13,850,000. The number of shares of Stock reserved and available for issuance under the Amended Plan is subject to adjustment, as described below in the section titled “—Summary of the Plan—Adjustments.” Shares of Stock issued under the Plan may consist of authorized but unissued stock or previously issued shares. Shares of Stock underlying awards that are settled in cash, expire or are canceled, forfeited or otherwise terminated without delivery to a participant will again be available for issuance under the Amended Plan. Shares of Stock withheld or surrendered in connection with the payment of an exercise price of an award or to satisfy tax withholding will again become available for issuance under the Amended Plan.

Types of Awards. The types of awards that may be available under the Amended Plan are described below. All of the awards described below will be subject to the terms and conditions determined by our Committee in its sole discretion, subject to certain limitations provided in the Amended Plan. Each award granted under the Amended Plan will be evidenced by an award agreement, which will govern that award’s terms and conditions.

Non-Qualified Stock Options. A non-qualified stock option is an option that is not intended to qualify as an incentive stock option in accordance with Section 422 of the Internal Revenue Code (the “Code”), as described below. An award of a non-qualified stock option grants a participant the right to purchase a certain number of shares of Stock during a specified term in the future, or upon the achievement of performance or other conditions, at an exercise price set by our Committee on the grant date. The term of a non-qualified stock option will be set by our Committee but may not exceed 10 years from the grant date. The exercise price may be paid using any of the following payment methods: (i) immediately available funds in U.S. dollars or by certified or bank cashier’s check; (ii) by delivery of stock having a value equal to the exercise price; (iii) a broker assisted cashless exercise; or (iv) by any other means approved by our Committee. The Amended Plan provides that unless otherwise specifically determined by the Committee, vesting of non-qualified stock options will be suspended during the period of any approved unpaid leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant’s return to employment. The Amended Plan also provides that participants terminated for “cause” (as such term is defined in the Amended Plan) will forfeit all of their non-qualified stock options, whether or not vested. Participants terminated for any other reason will forfeit their unvested non-qualified stock options, retain their vested non-qualified stock options, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested non-qualified stock options, unless such non-qualified stock option expires sooner. The Amended Plan authorizes our Committee to provide for different treatment of non-qualified stock options upon termination than that described above, as determined in its discretion. No dividends or dividend equivalents will be paid on non-qualified stock options.

Incentive Stock Options. An incentive stock option is a stock option that meets the requirements of Section 422 of the Code. Incentive stock options may be granted only to our employees or employees of certain of our subsidiaries and must have an exercise price of no less than 100% of the fair market value (or 110% with respect to a 10% stockholder) of a Share on the grant date and a term of no more than 10 years (or five years with respect to a 10% stockholder). The aggregate fair market value, determined at the time of grant, of our shares of Stock subject to incentive stock options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000. The Amended Plan provides that unless otherwise specifically determined by our Committee, vesting of incentive stock options will be suspended during the period of any approved unpaid leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant’s return to active employment. The Amended Plan also provides that participants terminated for “cause” will forfeit all of their incentive stock options, whether or not vested. Participants terminated for any other reason will forfeit their unvested incentive stock options, retain their vested incentive stock options, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested incentive stock options, unless such incentive stock option expires sooner. The Amended Plan authorizes our Committee to provide for different treatment of incentive stock options upon termination than that described above, as determined in its discretion. No dividends or dividend equivalents will be paid on incentive stock options.

Restricted Stock. A restricted stock award is an award of restricted shares of Stock that does not vest until a specified period of time has elapsed, and/or upon the achievement of certain performance or other conditions determined by our Committee, and which will be forfeited if the conditions to vesting are not met. During the period that any vesting restrictions apply, transfer of the restricted shares of Stock is generally prohibited. Unless otherwise specified in their award agreement, participants generally have all of the rights of a stockholder as to the restricted shares of Stock, including the right to vote such shares, provided, that any cash or stock dividends with respect to the restricted shares of Stock will be withheld by us and will be subject to forfeiture to the same degree as the restricted shares of Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld. The Amended Plan provides that unless otherwise specifically determined by our Committee, vesting of restricted stock awards will be suspended during the period of any approved unpaid leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant’s return to employment. Except as otherwise determined by our Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock will cease, and as soon as practicable following the termination, we will repurchase all of such participant’s unvested restricted stock at a purchase price equal to the lesser of original purchase price paid for the restricted stock and the fair market value of a share, or if the original purchase price is equal to $0, the unvested restricted stock will be forfeited by the participant to us for no consideration.

Restricted Stock Units. A restricted stock unit is an unfunded and unsecured obligation to issue shares of Stock (or an equivalent cash amount) to the participant in the future. Restricted stock units become payable on terms and conditions determined by our Committee and will vest and be settled at such times in cash, shares, or other specified property, as determined by our Committee. Participants have no rights of a stockholder as to the restricted stock units, including no voting rights or rights to dividends, until the underlying shares of Stock are issued or become payable to the participant. The Amended Plan provides that unless otherwise specifically determined by our Committee, vesting of restricted stock units will be suspended during the period of any approved unpaid leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant’s return to employment. Except as otherwise provided by our Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock units will cease, each of the participant’s outstanding unvested restricted stock units will be forfeited for no consideration as of the date of such termination, and any stock remaining undelivered with respect to the participant’s vested restricted stock units will be delivered on the delivery date specified in the applicable award agreement.

Stock Appreciation Rights. A stock appreciation right entitles the participant to receive an amount equal to the difference between the fair market value of our shares of Stock on the exercise date and the base price of the stock appreciation right that is set by our Committee on the grant date, multiplied by the number of shares of Stock subject to the stock appreciation right. The term of a stock appreciation right will be set by our Committee but may not exceed 10 years from the grant date. Payment to a participant upon the exercise of a stock appreciation right may be either in cash, stock or property as specified in the award agreement or as determined by our Committee. The Amended Plan provides that unless otherwise specifically determined by our Committee, vesting of stock appreciation rights will be suspended during the period of any approved unpaid leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant’s return to employment. The Amended Plan provides that participants terminated for “cause” will forfeit all of their stock appreciation rights, whether or not vested. Participants terminated for any other reason will forfeit their unvested stock appreciation rights, retain their vested stock appreciation rights, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested stock appreciation rights, unless such appreciation right expires sooner. The Amended Plan authorizes our Committee to provide for different treatment of stock appreciation rights upon termination than that described above, as determined in its discretion. No dividends or dividend equivalents will be paid on stock appreciation rights.

Other Stock-Based Compensation. Under the Amended Plan, our Committee may grant other types of equity-based awards subject to such terms and conditions as our Committee may determine. Such awards may include the grant of dividend equivalents, which generally entitle the participant to receive amounts equal to the dividends that are paid on the stock underlying the award.

Adjustments. The aggregate number of shares of Stock reserved and available for issuance under the Amended Plan, the individual limitations, the number of shares of Stock covered by each outstanding award, and the price per share of Stock underlying each outstanding award will be equitably and proportionally adjusted or substituted, as determined by our Committee in its sole discretion, as to the number, price or kind of stock or other consideration subject to such awards in connection with stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in our capitalization affecting our shares of Stock or our capital structure which occurs after the date of grant of any award, in connection with any extraordinary dividend declared and paid in respect of our common stock or in the event of any change in applicable law or circumstances that results in or could result in, as determined by our Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, participants in the Amended Plan.

Corporate Events. In the event of a merger, amalgamation or consolidation involving us in which we are not the surviving corporation or in which we are the surviving corporation but the holders of our shares of Stock receive securities of another corporation or other property or cash, a “change in control” (as defined in the Amended Plan), or a reorganization, dissolution or liquidation of us, our Committee may, in its discretion, provide for the assumption or substitution of outstanding awards, accelerate the vesting of outstanding awards not assumed or substituted, cash-out outstanding awards or replace outstanding awards with a cash incentive program that preserves the value of the awards so replaced. With respect to any award that is assumed or substituted in connection with a “change in control,” the vesting, payment, purchase or distribution of such award will not be accelerated by reason of the “change in control” for any participant unless the participant’s employment is involuntarily terminated as a result of the “change in control” during a period not exceeding two years commencing on the “change in control.”

Transferability. Awards under the Amended Plan may not be sold, transferred, pledged or assigned other than by will or by the applicable laws of descent and distribution, unless (except with respect to incentive stock options) determined by our Committee in certain limited situations.

Amendment. Our Committee may amend the Amended Plan or outstanding awards at any time. The Company stockholders must approve any amendment if their approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which our shares of Stock are traded. No amendment to the Amended Plan or outstanding awards which materially impair the right of a participant are permitted unless the participant consents in writing.

Termination. The Amended Plan will terminate on the day before the tenth anniversary of the date our stockholders approve the Amended Plan, although incentive stock options may not be granted following the earlier of the tenth anniversary of (i) the date the Amended Plan is adopted by our board of directors and (ii) the date our stockholders approve the Amended Plan. In addition, our Committee may suspend or terminate the Amended Plan at any time. Following any such suspension or termination, the Amended Plan will remain in effect to govern any then outstanding awards until such awards are forfeited, terminated or otherwise canceled or earned, exercised, settled or otherwise paid out, in accordance with their terms.

Clawback Sub-Plans. All awards under the Amended Plan will be subject to any incentive compensation clawback or recoupment policy currently in effect, or as may be adopted by our board of directors (or any committee or subcommittee thereof) and, in each case, as may be amended from time to time. In addition, our Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Amended Plan by individuals who are non-U.S. nationals or are primarily employed or providing services outside the United States, and may modify the terms of any awards granted to such participants in a manner deemed by our Committee to be necessary or appropriate in order that such awards conform with the laws of the country or countries where such participants are located.

No-Repricing of Awards. No awards under the Amended Plan may be repriced without stockholder approval. For purposes of the Amended Plan, “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments resulting from stock splits or similar events); (ii) any other action that is treated as a repricing under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying stock.

Summary of U.S. Federal Income Tax Consequences

The following is a brief discussion of certain U.S. federal income tax consequences for awards granted under the Amended Plan. The Amended Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Code. This discussion is based on current law, is not intended to constitute tax advice, and does not address all aspects of U.S. federal income taxation that may be relevant to a particular participant in light of his or her personal circumstances and does not describe foreign, state, or local tax consequences, which may be substantially different. Holders of awards under the Amended Plan are encouraged to consult with their own tax advisors.

Non-Qualified Stock Options. The grant of a non qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

The exercise of a non qualified option through the delivery of previously acquired shares will generally be treated as a non taxable, like kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the participant at the time of the exercise. The excess shares will have a new holding period for capital gain purposes and a basis equal to the value of such shares of Stock determined at the time of exercise

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise or ending one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code.

The excess of the fair market value of the shares of Stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares of Stock acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the Stock within two years from the date of the grant of the incentive stock option or within one year after receiving the transfer of such shares of Stock, then, upon disposition of such shares of stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the Company will not be entitled to any deduction. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and a corresponding deduction will be allowed to the Company, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

The exercise of an incentive stock option through the exchange of previously acquired shares of Stock will generally be treated in the same manner as such an exchange would be treated in connection with the exercise of a non qualified option; that is, as a non taxable, like kind exchange as to the number of shares given up and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gain purposes, the same holding period as the shares that are given up. However, such holding period will not be credited for purposes of the one year holding period required for the new shares to receive incentive stock option treatment. Shares received in excess of the number of shares given up will have a new holding period and will have a basis of zero or, if any cash was paid as part of the exercise price, the excess shares received will have a basis equal to the amount of the cash. If a disqualifying disposition, which is a disposition before the end of the applicable holding period, occurs with respect to any of the shares received from the exchange, it will be treated as a disqualifying disposition of the shares with the lowest basis.

If the exercise price of an incentive stock option is paid with shares of Stock acquired through a prior exercise of an incentive stock option, gain will be realized on the shares given up and will be taxed as ordinary income if those shares have not been held for the minimum incentive stock option holding period, which holding period is two years from the date of grant and one year from the date of transfer, but the exchange will not affect the tax treatment, as described in the immediately preceding paragraph, of the shares received.

Stock Appreciation Rights. The grant of an SAR will not result in taxable income to the participant. Upon exercise of an SAR, the amount of cash or the fair market value of shares of Stock received will be taxable to the participant as ordinary income, and a corresponding deduction will be allowed to the Company. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Restricted Stock and Restricted Stock Units A participant who has been granted a full value award, which are awards such as restricted stock or restricted stock units, will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, if the grant is subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of other objectives, assuming that the restrictions constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of the delivery of or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period will also be compensation income to the participant and deductible as such by the Company.

Other Stock-Based Awards. The tax effects related to other stock-based awards under the Amended Plan are dependent upon the structure of the particular award.

Withholding. Pursuant to the Amended Plan, the Company may deduct, from any payment or distribution of shares under the Amended Plan, the amount of any tax required by law to be withheld with respect to such payment, or may require the participant to pay such amount to the Company prior to, and as a condition of, making such payment or distribution. Subject to rules and limitations established by the Compensation Committee, a participant may elect to satisfy the withholding required, in whole or in part, either by having the Company withhold shares of Stock from any payment under the Amended Plan or by the participant delivering shares of the Company to the Company. However, the number of such shares used to satisfy the withholding obligation with respect to the exercise of a stock option may not be more than the number required to satisfy the Company’s minimum statutory withholding obligation based on minimum statutory withholding rates for U.S. federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. Any election must be made in writing on or before the date when the amount of taxes to be withheld is determined. The portion of the withholding that is satisfied with shares will be determined using the fair market value shares of shares of Stock on the date when the amount of taxes to be withheld is determined.

The use of shares of Stock to satisfy any withholding requirement will be treated, for U.S. income tax purposes, as a sale of such shares for an amount equal to the fair market value of the shares on the date when the amount of taxes to be withheld is determined. If previously owned shares of Stock of the Company are delivered by a participant to satisfy a withholding requirement, the disposition of such shares would result in the recognition of gain or loss by the participant for tax purposes, depending on whether the basis in the delivered shares is less than or greater than the fair market value of the shares at the time of disposition.

Limitations on Employer’s Compensation Deduction. Section 162(m) of the Internal Revenue Code limits the U.S. income tax deduction of annual compensation in excess of $1 million paid to “covered employees” of the Company, with some limited exceptions for compensation paid pursuant to certain arrangements in place on November 2, 2017. Our covered employees generally include anyone who (i) was the CEO or CFO at any time during the year, (ii) was one of the other NEOs who was an executive officer as of the last day of the fiscal year, and (iii) was a covered employee for any previous year after 2016.

Change in Control. Any acceleration of the vesting or payment of awards under the Amended Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20% excise tax and preclude deduction by a subsidiary.

Deferred Compensation. Awards granted pursuant to the Amended Plan are generally not intended to constitute “deferred compensation” subject to Section 409A of the Code. If an award does constitute “deferred compensation,” it is intended to comply and be administered in a manner in compliance with Section 409A of the Code. A violation of Section 409A of the Code may subject a participant to immediate taxation of an award plus a 20 percent excise tax and interest. Any provision of the Amended Plan that would cause the grant of an award or the payment, settlement or deferral thereof to fail to satisfy Section 409A shall be amended to comply with Section 409A on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A.

New Plan Benefits

The benefits that will be awarded or paid in the future, including to the Company executive officers, under the Amended Plan are not currently determinable. Such awards are within the discretion of the plan administrator, and the plan administrator has not determined future awards or who might receive them.

Our Board of Directors recommends a vote “FOR” the Amended Plan proposal.

EXECUTIVE COMPENSATION
The following discussion and analysis of compensation arrangements of the named executive officers of Holley for the fiscal year ended December 31, 2025, should be read together with the compensation tables and related disclosures provided below. Compensation information included in the following discussion is presented in actual dollar amounts.
As a smaller reporting company, Holley has opted to comply with the executive compensation rules applicable to “smaller reporting companies,” when detailing the executive compensation of Holley’s executives, as such term is defined under the Exchange Act. This section discusses the material elements of compensation awarded to, earned by, or paid to (1) any persons who served as Holley’s principal executive officer during any part of the year; (2) each of the two next most highly compensated executive officers of Holley at the end of 2025; and (3) up to two additional executives for whom disclosure would have been provided but for the fact that the person was not serving as an executive officer at the end of 2025. These individuals are referred to as Holley’s “Named Executive Officers” or “NEOs.” Holley’s NEOs for the year ended December 31, 2025 were (i) Mr. Stevenson, President and Chief Executive Officer; (ii) Mr. Weaver, Chief Financial Officer; and (iii) Ms. Kennedy, EVP, General Counsel & Corporate Secretary.
Holley’s executive compensation program will continue to evolve to reflect our status as a publicly traded company, while still supporting the Company’s overall business and compensation objectives.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
Below is a list of our executive officers and their respective ages and a brief account of the business experience of each of them.

NAME	AGE	POSITION
Matthew J. Stevenson*	48	President and Chief Executive Officer; Director
Jesse Weaver	44	Chief Financial Officer
Carly Kennedy	44	EVP, General Counsel & Corporate Secretary

*	Please see “Directors Continuing in Office Until the 2028 Annual Meeting of Stockholders” for information regarding Mr. Stevenson.
Jesse Weaver currently serves as Chief Financial Officer, a position he has held since December 2022. Mr. Weaver has nearly 20 years of experience in finance, strategy, and data analytics. Most recently, he served as SVP of Finance at Smile Direct Club (NASDAQ:SDC) from January 2021 to December 2022, where he was responsible for leading the Financial Planning and Analysis, Investor Relations, Strategy, Treasury, and Risk functions. Prior to SDC, Mr. Weaver was VP of Financial Planning and Analysis at Dollar General (NYSE: DG) from August 2017 to January 2021, where he was responsible for leading near-term and long-term strategic financial planning as well as driving the company’s zero-based budgeting efforts. Before joining Dollar General, Mr. Weaver held multiple leadership positions in finance at Yum Brands (NYSE: YUM) U.S. Pizza Hut division, including strategy, financial planning, and data analytics. Prior to that, he was part of the M&A and capital advisory teams for a middle-market investment bank. He holds a Bachelor’s Degree in Business Administration with a major in Finance from Belmont University and a Master of Business Administration with concentrations in Finance, Strategy, and Entrepreneurship from the University of Chicago’s Booth School of Business.
Carly Kennedy has served as Holley’s EVP, General Counsel, and Corporate Secretary since April 2022. She has over 20 years of legal experience across multiple industries, including automotive manufacturing and consumer products. Prior to joining Holley, Ms. Kennedy served as General Counsel of Pampered Chef, a Berkshire Hathaway Company, since May 2021. Prior to joining Pampered Chef, Ms. Kennedy served as Associate General Counsel (from January 2019 to January 2021) and Senior Corporate Counsel (from November 2017 to January 2019) at Tenneco, a leading designer, manufacturer, and marketer of automotive products for original equipment and aftermarket customers. As Associate General Counsel at Tenneco, Ms. Kennedy served as head of litigation, head of labor & employment, and head of safety. Additionally, from September 2015 to October 2017, Ms. Kennedy served as Corporate Counsel at Allison Transmission, a manufacturer of commercial duty automatic transmissions and hybrid propulsion systems. Ms. Kennedy holds a Juris Doctor from Indiana University Robert H. McKinney School of Law, a Master of Public Administration from University of Colorado, and a Bachelor of Arts from Indiana University Bloomington.
Number and Terms of Office of Officers
Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our Bylaws as it deems appropriate. Our Bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, President, Vice Presidents, Secretary, Assistant Secretaries, and such other officers as may be determined by the Board.

Summary Compensation Table
The following table presents information regarding the compensation of Holley’s named executive officers for services rendered during 2025:

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	BONUS ($)(2)(6)	STOCK AWARDS ($)(3)(6)	NON-EQUITY INCENTIVE COMPENSATION ($)(4)(6)	ALL OTHER COMPENSATION ($)(5)(6)	TOTAL ($)
Matthew J. Stevenson President and Chief Executive Officer	2025	$700,000	$—	$2,944,630	$700,000	$37,107	$4,381,737
	2024	$683,846	$358,077	$—	$—	$33,438	$1,075,361
Jesse Weaver Chief Financial Officer	2025	$473,923	$—	$1,553,821	$335,000	$20,465	$2,383,209
	2024	$424,967	$146,396	$652,496	$—	$7,702	$1,231,561
Carly Kennedy EVP, General Counsel and Corporate Secretary	2025	$328,000	$—	$912,662	$131,200	$25,440	$1,397,302
	2024	$320,428	$89,884	$492,000	$—	$22,629	$924,941

(1)	Mr. Stevenson’s annual base salary was $700,000 in 2025. On December 10, 2025, Mr. Stevenson's annual base salary increased to $800,000.
(2)
The amount reported represents a discretionary bonus paid to Mr. Stevenson, Mr. Weaver, and Ms. Kennedy for 2024 as approved by the Compensation Committee to reflect individual leadership contributions outside the incentive compensation plan.

(3)
The amounts shown represent the grant date fair value computed in accordance with FASB ASC Topic 718 with respect to each fiscal year for each named executive officer related to grants of restricted stock unit awards and do not reflect whether the recipient has realized a financial gain from such awards (such as a lapse in a restricted stock award). The restricted stock unit awards listed in the table above consist of RSUs and performance stock units (“PSUs”) granted pursuant to our 2021 Plan. Amounts related to RSUs are calculated using the closing sales price of our common stock on the grant date. Amounts related to PSUs granted under the 2021 Plan are calculated using the closing sales price of our common stock on the grant date assuming that the target level of performance will be achieved.

(4)
Represents amounts earned in the specified fiscal year and paid in the following fiscal year under the specified fiscal year’s short-term incentive compensation arrangement. The 2025 amounts include a cash recognition award granted to our NEOs in connection with their service during fiscal years 2025 and 2024.

(5)
The 2025 amounts reported as earned by each named executive officer in this column represent: (i) for Mr. Stevenson, $7,538 in employer matching contributions made under the 401(k) plan, $14,023 paid for life and disability insurance premiums, $1,246 paid for communication devices, $10,800 paid for country club dues, and $3,500 paid under the executive physical exam program, (ii) for Mr. Weaver, $12,250 in employer matching contributions made under the 401(k) plan, $6,969 paid for life and disability insurance premiums, and $1,246 paid for communication devices, (iii) for Ms. Kennedy, $10,361 in employer matching contributions made under the 401(k) plan, $3,133 paid for life and disability insurance premiums, $1,246 paid for communication devices, $7,200 paid for country club dues, and $3,500 paid under the executive physical exam program. The 2024 amounts reported as earned by each named executive officer in this column represent: (i) for Mr. Stevenson, $3,500 in employer matching contributions made under the 401(k) plan, $660 paid for life insurance premiums, $1,200 paid on communication devices, $13,778 paid for relocation costs, $10,800 paid for country club dues, and $3,500 paid under the executive physical exam program, (ii) for Mr. Weaver, $2,342 in employer matching contributions made under the 401(k) plan, $660 paid for life insurance premiums, $1,200 paid on communication devices, and $3,500 paid under the executive physical exam program, (iii) for Ms. Kennedy, $10,069 in employer matching contributions made under the 401(k) plan, $660 paid for life insurance premiums, $1,200 paid on communication devices, $7,200 paid for country club dues, and $3,500 paid under the executive physical exam program.

(6)
The amounts shown for each named executive officer for 2024 in the “Bonus,” “Stock Awards,” “Non-Equity Incentive Compensation,” “All Other Compensation,” and “Total” columns have been adjusted to reflect (i) recharacterization of amounts previously reported as non-equity incentive compensation to bonus, (ii) inclusion of an additional discretionary bonus, and (iii) the corrected total amounts of Stock Awards and All Other Compensation for such fiscal year, which was misstated due to calculation errors.

Narrative Disclosure to the Summary
Compensation Table
Executive Employment Agreements
For a discussion of the severance pay and other benefits to be provided to Holley’s named executive officers in connection with a termination of employment and/or a change in control under arrangements with each of Holley’s named executive officers, please see “Potential Payments Upon Termination or Change In Control” below.
Matthew Stevenson. Mr. Stevenson has served as Holley’s President and Chief Executive Officer since June 2023 pursuant to an employment agreement dated May 13, 2023, which provides for an initial term of one year with automatic one-year renewal periods thereafter unless terminated earlier. Under Mr. Stevenson’s employment agreement, he is entitled to receive an annual base salary of $700,000, subject to an annual review and increase (but not decrease) as determined by the board of directors. On December 10, 2025, Mr. Stevenson entered into an amended employment agreement to increase his annual base salary to $800,000. Pursuant to Mr. Stevenson’s employment agreement, he is also eligible to receive a target annual incentive bonus equal to 100% of his base salary and a maximum bonus opportunity of 200%, based upon the achievement of pre-established performance objectives set by the board of directors, subject to continued employment through the applicable payment date.
Jesse Weaver. Mr. Weaver has served as Holley’s Chief Financial Officer since December 2022 pursuant to an employment agreement dated December 12, 2022, which provides for an initial term of five years with automatic one-year renewal periods thereafter unless terminated earlier. Under Mr. Weaver’s employment agreement, he is entitled to receive an annual base salary of $435,000, subject to an annual review and increase (but not decrease) as determined by the board of directors. Mr. Weaver’s annual base salary was increased to $475,000 in 2024. Mr. Weaver's annual base salary remained $475,000 in 2025. Pursuant to Mr. Weaver’s employment agreement, he is also eligible to receive a target annual incentive bonus equal to 65% of his base salary and a maximum bonus opportunity of 130%, based upon the achievement of pre-established performance objectives set by the board of directors, subject to continued employment through the applicable payment date.
Carly Kennedy. Ms. Kennedy has served as Holley’s Executive Vice President, General Counsel, and Corporate Secretary since April 2022 pursuant to an employment agreement dated March 30, 2022, which provides for an initial term of five years with automatic one-year-renewal periods thereafter unless terminated earlier. Under Ms. Kennedy’s employment agreement, she is entitled to receive an annual base salary of $320,000, subject to an annual review and increase (but not decrease) as determined by the board of directors. Ms. Kennedy’s annual base salary was increased to $328,000 in 2023. Ms. Kennedy's annual base salary remained $328,000 in 2025. Pursuant to Ms. Kennedy’s employment agreement, she is also eligible to receive a target annual incentive bonus equal to 50% of her base salary and a maximum bonus opportunity of 100%, based upon the achievement of pre-established performance objectives set by the board of directors, subject to continued employment through the applicable payment date.
Annual Bonuses
For the fiscal year ended December 31, 2025, the Board determined that the minimum threshold for a bonus payout was met. The 2025 bonuses paid to Messrs. Stevenson and Weaver and Ms. Kennedy in respect of service during the fiscal year ended December 31, 2025, were determined based on the achievement of adjusted EBITDA targets. Please see Summary Compensation Table for non-equity incentive compensation earned. The awards were paid in the first quarter of 2026.
For the fiscal year ended December 31, 2024, the Board determined that the minimum threshold for a bonus payout was not met. However, in recognition of Messrs. Stevenson and Weaver and Ms. Kennedy’s strong execution and performance during the year the Board exercised its discretion to approve a recognition award. Based on the actual level of achievement of the performance objectives, a discretionary recognition award was funded at 50%. The awards were paid in the first quarter of 2025.
Executive bonus payments are generally subject to the executive remaining employed with Holley through the payment date.

Stock Option Awards
In 2022, the Company granted stock options as long-term incentive awards to certain employees, including its named executive officers, pursuant to the 2021 Plan. The Company did not grant any stock option awards in the fiscal year ended December 31, 2024 and December 31, 2025.
Restricted Stock & Performance-Based Awards
In 2022, the Company granted RSUs as long-term incentive awards to certain employees, pursuant to the 2021 Plan. In connection with her appointment as an executive officer of Holley, Ms. Kennedy received a long-term incentive grant of 12,923 RSUs on May 6, 2022. The annual long-term incentive restricted stock award vested in equal, or nearly equal, installments on each of the first three anniversaries of the grant date.
The Company also granted RSUs as retention awards to certain employees on November 17, 2022, pursuant to the 2021 Plan. Ms. Kennedy received a retention award for 34,423 shares of RSUs. The retention restricted stock award vested in equal, or nearly equal, installments on each of the first two anniversaries of the grant date.
In 2023, the Company’s long-term incentive compensation mix replaced stock options awards with awards of PSUs. The Company granted restricted stock awards as long-term incentive awards to certain employees, including its named executive officers, on March 8, 2023, pursuant to the 2021 Plan. Grants were made to Mr. Weaver for 164,773 shares of RSUs and 164,772 shares of PSUs. Grants were made to Ms. Kennedy for 121,212 shares of RSUs and 121,212 shares of PSUs. The annual long-term incentive RSUs vest in equal, or nearly equal, installments on each of the first three anniversaries of the grant date, subject to the executive’s continuous employment through such date. The annual long-term incentive PSUs vest in equal, or nearly equal, installments on each of the first three anniversaries of the grant date based on the achievement of established performance criteria, subject to the executive’s continuous employment through such date.
In connection with his appointment as President and Chief Executive Officer of Holley, Mr. Stevenson received an inducement award on June 6, 2023, in the form of (1) 1,000,000 RSUs, which vest on each of the first four anniversaries of the grant date, subject to Mr. Stevenson’s continuous employment through such date and (2) 1,520,000 PSUs, which vest upon the achievement of certain stock price metrics, subject to Mr. Stevenson’s continued employment with Holley.
In 2024, the Company’s long-term incentive compensation mix replaced stock options awards with awards of PSUs. The Company granted restricted stock awards as long-term incentive awards to certain employees, including its named executive officers, on March 4, 2024, pursuant to the 2021 Plan. Grants were made to Mr. Weaver for 77,310 shares of RSUs and 77,310 shares of PSUs. Grants were made to Ms. Kennedy for 58,294 shares of RSUs and 58,293 shares of PSUs. The annual long-term incentive RSUs vest in equal, or nearly equal, installments on each of the first three anniversaries of the grant date, subject to the executive’s continuous employment through such date. The annual long-term incentive PSUs vest in equal, or nearly equal, installments on each of the first three anniversaries of the grant date based on the achievement of established performance criteria, subject to the executive’s continuous employment through such date.
In 2025, the Company’s long-term incentive compensation mix replaced stock options awards with awards of PSUs. The Company granted restricted stock awards as long-term incentive awards to certain employees, including its named executive officers, on March 21, 2025, pursuant to the 2021 Plan. Grants were made to Mr. Weaver for 140,810 shares of RSUs and 140,810 shares of PSUs. Grants were made to Ms. Kennedy for 97,233 shares of RSUs and 97,233 shares of PSUs. The annual long-term incentive RSUs vest in equal, or nearly equal, installments on each of the first three anniversaries of the grant date, subject to the executive’s continuous employment through such date. The annual long-term incentive PSUs vest in equal, or nearly equal, installments on each of the first three anniversaries of the grant date based on the achievement of established performance criteria, subject to the executive’s continuous employment through such date.
Additionally, on August 12, 2025, pursuant to the 2021 Plan, grants were made to Mr. Stevenson for 433,034 shares of RSUs and 433,034 shares of PSUs. The PSUs vest only upon the achievement of a stock price performance goal, requiring the Company’s common stock to achieve a specific market price for a set number of consecutive trading days during the performance period, subject to Mr. Stevenson’s continued service. Grants were made to Mr. Weaver for 247,448 shares of RSUs. Grants were made to Ms. Kennedy for 123,724 shares of RSUs.
Each of the restrictive stock units held by Holley’s named executive officers as of the last day of fiscal year ended December 31, 2023, is set forth in the “Outstanding Equity Awards at Fiscal Year-End” table below.
Health and Welfare Plans
Holley’s named executive officers were eligible to participate in its employee benefit plans, including its medical, dental, vision, life, disability, health, and dependent care flexible spending accounts and accidental death and dismemberment benefit plans, in each case on the same basis as all of its other employees. In addition, Holley’s named executive officers are entitled to an executive physical exam on an annual basis.

Retirement Plans
Holley sponsored a retirement plan intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), containing a cash or deferred feature that was intended to meet the requirements of Section 401(k) of the Code, for the benefit of its employees, including the named executive officers. Participants could make pre-tax contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Code. Participants who were 50 years of age or older could contribute additional amounts based on the statutory limits for catch-up contributions. All employee contributions were allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Pre-tax contributions by participants to the plan and the income earned on those contributions were generally not taxable to participants until withdrawn, and participant contributions were held in trust as required by law. No minimum benefit was provided under the plan. An employee was 100% vested in his or her pre-tax deferrals when contributed.

Outstanding Equity Awards at Fiscal Year-End
The following tables sets forth restricted stock unit and performance stock unit awards held by each of Holley’s named executive officers as of December 31, 2025.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Matthew Stevenson	933,034	3,853,430	1,220,000	5,038,600
Jesse Weaver	494,723	2,043,206	247,274	1,021,242
Carly Kennedy	300,224	1,239,925	176,499	728,941

(1)	Reflects RSUs that vest as described in the table below.

Name	Grant Date	Number of Unvested Units	Vesting Schedule
Matthew Stevenson	6/6/2023	500,000	Subject to four-year pro-rata vesting on June 6 of each of 2024, 2025, 2026, and 2027
	8/12/2025	433,034	Subject to three-year pro-rata vesting on August 12 of each of 2026, 2027, and 2028
Jesse Weaver	3/8/2023	54,925	Subject to three-year pro-rata vesting; vesting 50% of the remaining units vest on March 8 of each of 2025 and 2026
	3/4/2024	51,540	Subject to three-year pro-rata vesting on March 4 of each of 2025, 2026 and 2027
	3/21/2025	140,810	Subject to three-year pro-rata vesting on March 21 of each of 2026, 2027, and 2028
	8/12/2025	247,448	Subject to three-year pro-rata vesting on August 12 of each of 2026, 2027, and 2028
Carly Kennedy	3/8/2023	40,404	Subject to three-year pro-rata vesting; 50% of the remaining units vest on March 8 of each of 2025 and 2026
	3/4/2024	38,863	Subject to three-year pro-rata vesting on March 4 of each of 2025, 2026, and 2027
	3/21/2025	97,233	Subject to three-year pro-rata vesting on March 21 of each of 2026, 2027, and 2028
	8/12/2025	123,724	Subject to three-year pro-rata vesting on August 12 of each of 2026, 2027, and 2028

(2)	The value is based on the $4.13 closing price of the Company’s common stock as of December 31, 2025.
(3)
Reflects PSUs that vest as described in the table below. The number of unvested 2023 – 2025 PSU awards assumes performance at the target level (100%). Actual 2023 – 2025 PSU awards will be earned between 0% and 150% based on achievement of the established performance criteria over the applicable performance periods.

Name	Performance Period	Number of Unvested Units	Vesting Schedule
Matthew Stevenson	2023 - 2030	1,220,000	Earned units vest based on achievement of certain stock price targets within the performance period
Jesse Weaver	2023 - 2026	247,274	Earned units are subject to three-year pro-rata vesting on the last day of each performance period, based on achievement of established performance metrics
Carly Kennedy	2023 - 2026	176,499	Earned units are subject to three-year pro-rata vesting on the last day of each performance period, based on achievement of established performance metrics

The following table sets forth outstanding option awards held by Holley’s named executive officers as of December 31, 2025.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Carly Kennedy	May 6, 2022	33,953	—	$9.95	May 6, 2032

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

					Value of initial fixed $100 investment based on:
Year	Summary Compensation Table (“SCT”) Total for PEO(1)	Compensation Actually Paid (“CAP”) to PEO(2)	Average Summary Compensation Table Total for non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Total Shareholder Return(5)	Net Income (Loss)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	$4,381,737	$7,130,002	$1,890,256	$2,493,611	$84.80	$19,175
2024	$1,075,361	$(3,042,239)	$1,078,251	$105,071	$62.01	$(23,235)

(1)
Mr. Stevenson, the CEO, is the principal executive officer (“PEO”), for each fiscal 2025 and 2024. The dollar amounts reported represent the amount of total compensation reported for Mr. Stevenson as noted in the Summary Compensation Table.

(2)
The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments made to the reported total compensation for each year to determine the CAP are noted below.

(3)
Mr. Weaver and Ms. Kennedy are included as non-PEO NEOs for each fiscal 2025 and 2024. The dollar amounts reported represent the average of total compensation reported for Mr. Weaver and Ms. Kennedy as noted in the Summary Compensation Table.

(4)
The dollar amounts do not reflect the actual amount of compensation earned by or paid to our non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments made to the reported total compensation for each year to determine the CAP are noted below.

(5)	Represents the cumulative total shareholder return (“TSR”) assuming $100 invested in the Company for the measurement periods ended on the last day of each of fiscal years 2025 and 2024.
(6)	Reflects Net Income (Loss) (shown in thousands) in the Company’s Annual Reports on Form 10-K for fiscal years 2025 and 2024.
The following table outlines the adjustments made to the compensation earned by our PEO and non-PEO NEOs, as presented in the Summary Compensation Table, to derive the Compensation Actually Paid to our PEO and non-PEO NEOs.

	2025		2024
	PEO	Average Non- PEO NEOs	PEO	Average Non- PEO NEOs
SCT	$4,381,737	$1,890,256	$1,075,361	$1,078,251
Deduction for amounts reported in the Stock Awards and Option Awards columns in the SCT for applicable fiscal year	$(2,944,630)	$(1,233,242)	$—	$(572,248)
Year-end value of current year award outstanding as of year-end	$1,788,431	$1,791,754	$—	$204,762
Change in value as of year-end for prior year awards outstanding as of year-end	$2,293,400	$113,173	$(3,815,100)	$(495,350)
Change in value as of vesting date for prior year awards that vested during the year	$(225,000)	$(68,330)	$(302,500)	$(110,344)
Increase in fair value of awards granted during applicable fiscal year that vested during applicable fiscal year, determined as of vesting date	$1,836,064	$—	$—	$—
Value as of prior year-end for prior year award forfeited during the year	$—	$—	$—	$—
Total adjustments	$2,748,265	$603,355	$(4,117,600)	$(973,180)
CAP	$7,130,002	$2,493,611	$(3,042,239)	$105,071

Relationship Between Compensation Actually Paid and Performance Measures
The graph below illustrates the relationship of compensation actually paid to our PEO and average compensation actually paid to our Non-PEO NEOs, in either case, to total shareholder return for the years ended December 31, 2025 and 2024.

Compensation Actually Paid versus Total Shareholder Return
Indexed Total Shareholder Return
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Compensation Actually Paid ($mm)
$10
$8
$6
$4
$2
$0
-$2
-$4
-$6
-$8
-$10
2024
2025
CAP - PEO
CAP - Other NEOs
Company TSR

The graph below illustrates the relationship of compensation actually paid to our PEO and average compensation actually paid to our Non-PEO NEOs, in either case, to net income (loss) for the years ended December 31, 2025 and 2024.

Compensation Actually Paid versus Net Income (Loss)
$90
$70
$50
$30
$10
-$10
-$30
-$50
Indexed Total Shareholder Return
$10
$8
$6
$4
$2
$0
-$2
-$4
-$6
-$8
-$10
Compensation Actually Paid ($mm)
2024
2025
CAP - PEO
CAP - Non-PEO NEOs
Company Net Income (Loss)

Additional Narrative Disclosure
Overview
Holley has an executive compensation program that is designed to align compensation with Holley’s business objectives and the creation of stockholder value, while enabling Holley to attract, motivate, and retain individuals who contribute to the long-term success of Holley.
Decisions regarding executive compensation reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. The Compensation and Talent Committee seeks to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards. Compensation for our executive officers have three primary components: base salary, an annual cash incentive bonus, and long-term incentive compensation in the form of restricted stock unit awards, performance stock unit awards and options.
Base Salary
It has been Holley’s historical practice to assure that base salary is fair to the executive officers, competitive within the industry and reasonable in light of Holley’s cost structure. Following the Business Combination, our Compensation and Talent Committee determines base salaries and manage the base salary review process, subject to existing employment agreements.
Annual Bonuses
Holley may use annual cash incentive bonuses for the executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. Annual cash bonuses will be administered by the Compensation and Talent Committee and at beginning of each year, the Compensation and Talent Committee will select the performance targets, target amounts, target award opportunities, and other term and conditions of annual cash bonuses for the executive officers, subject to the terms of any employment agreement. Following the end of each year, the Compensation and Talent Committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the executive officers.
Stock-Based Awards
Holley may use time-based and performance-based restricted stock awards and has historically used stock options to reward long-term performance of the executive officers. Holley believes that providing a meaningful portion of the total compensation package in the form of stock-based awards will align the incentives of its executive officers with the interests of its stockholders and serve to motivate and retain the individual executive officers. Long-term incentive stock-based awards are granted under the 2021 Plan.
Clawback Policy
Holley has adopted an Incentive Compensation Recovery Policy (the “Clawback Policy”) that complies with Section 10D of the Exchange Act, and the listing standards of the NYSE. The Clawback Policy applies to the Company’s current and former executive officers, as defined in Rule 10D-1 under the Exchange Act. Under the Clawback Policy, the Company must recover erroneously awarded incentive-based compensation on a pre-tax basis, subject to limited exceptions, in the event the Company is required to prepare an accounting restatement, regardless of whether an executive officer engaged in any misconduct or is otherwise at fault. The Clawback Policy applies to incentive-based compensation received by an executive officer during the three completed fiscal years immediately preceding the date it is determined that the Company is required to prepare an accounting restatement.
Employment Agreements
In addition to the disclosure above under “Executive Employment Agreements,” the following terms apply in connection with the resignation, retirement, or other termination of each of Messrs. Matthew Stevenson and Jesse Weaver, and Ms. Carly Kennedy (each, an “Executive Officer”) pursuant to their respective executive employment agreements (each an “Employment Agreement”).
Termination (For Cause). Under the Employment Agreements, in the event that an Executive Officer is terminated for cause (as defined in the Employment Agreements) or resigns for any reason, then such Executive Officer shall be entitled to, among other benefits, any unpaid base salary through the date of termination, reimbursement for any unreimbursed business expenses incurred through the date of termination, any accrued but unused vacation time in accordance with Holley policy, and all accrued benefits (e.g., benefits plans, equity awards, grants, in each case in accordance with their terms) (collectively, the “Accrued Benefits”).
Termination (Without Cause) or Resignation for Good Reason. Additionally, under the Employment Agreements, in the event that an Executive Officer is terminated without cause, then such Executive Officer shall be entitled to, among other benefits, the Accrued Benefits, for Mr. Stevenson, 12 months’ salary and for all other Executive Officers, six months’ salary paid in regular installments in accordance with Holley’s general payroll practice (as specified in the Executive Officer’s Employment Agreement), and an annual bonus, if any, that such Executive Officer would have been entitled to for the year in which termination occurs (on a pro-rated basis for any partial year) based on actual financial results for such year and on an assumed target-level achievement by the executive of any personal performance objectives for such annual bonus.
Change in Control Severance Letter Agreements. On August 12, 2025, the Company entered into Change in Control Severance Letter Agreements (“CIC Agreements”) with Mr. Weaver and Ms. Kennedy. The CIC Agreements provide that if, during the “Change in Control Period,” an Executive Officer incurs a termination of employment that would entitle the executive officer to continued payment of base salary severance pursuant to his or her existing Employment Agreement, then, subject to satisfaction of the applicable requirements under the Employment Agreements, the period during which the executive officer is entitled to receive continued payments of base salary shall be increased from six months to twelve months. For purposes of the Agreements, the “Change in Control Period” means the three-month period prior to, or the twelve-month period following, a Change in Control (as defined in the Agreements).
Non-Competition; Non-Interference; Customer Non-Solicit. Each Executive Officer agreed during the term of the applicable Employment Agreement and for one year thereafter (i) to not directly or indirectly compete with the business in which Holley or any of its subsidiaries is engaged on the date of termination or in which they have actively planned, on or prior to such date of termination, to be engaged in on or after such date, in any country in which Holley conducts business or actively plans to conduct business, (ii) to not solicit any individual or entity that was a customer during the twelve-month period immediately prior to such Executive Officer’s termination of employment, and (iii) to not interfere or induce any other person or entity in interfering, with the relationship between Holley or any of its subsidiaries and any of their respective vendors or licensors. Additionally, Holley may extend the term of these non-competition provisions for up to an additional year by providing notice to the Executive Officer at least nine months before the end of the one-year period following such Executive Officer’s employment with Holley, provided that Holley continues to pay such Executive Officer a monthly base salary through the extension period.
Employee Non-Solicit. Additionally, during the employment term and for two years thereafter, each Executive Officer agreed to (i) not solicit any employee of Holley or any of its subsidiaries to leave such employment or hire such employee or materially assist any other person in hiring any such employee and (ii) not interfere or induce any other person or entity in interfering, with the relationship between Holley or any of its subsidiaries and any of their joint ventures.
Potential Payments Upon Termination or Change in Control
Severance Benefits
Other than as set forth below, Holley did not offer or have in place for its named executive officers any formal retirement, severance, or similar compensation programs providing for additional benefits or payments in connection with a termination of employment, change in job responsibility, or change in control as of December 31, 2025.
Matthew Stevenson. Pursuant to Mr. Stevenson’s employment agreement, if Mr. Stevenson’s employment is terminated by Holley without cause or by Mr. Stevenson for good reason (each, as defined in his employment agreement), or Holley elects not to renew the employment agreement, subject to Mr. Stevenson’s execution and non-revocation of a general release of claims in favor of Holley and its officers, directors, and agents, Mr. Stevenson is entitled to (i) continued payment of his base salary as in effect on the date of such termination for 12 months following the date of such termination, (ii) a monthly reimbursement for the costs of continued health benefits for himself and his covered dependents under COBRA for 12 months following the date of such termination or such earlier date on which COBRA coverage terminates, provided that Mr. Stevenson was eligible for continued coverage under COBRA, (iii) a pro-rated annual bonus for the year in which the termination of employment occurs based on Mr. Stevenson’s and Holley’s actual performance, payable at the same time as such bonus would have otherwise been paid had his employment not terminated, and (iv) accelerated vesting of the installment of RSUs eligible to vest during the year of termination. Mr. Stevenson is subject to certain restrictive covenants under his employment agreement, including a one-year post-termination non-compete and non-solicit of customers and suppliers of Holley and its subsidiaries, and a two-year post-termination non-solicit of the employees and consultants of Holley and its subsidiaries.
Jesse Weaver. Pursuant to Mr. Weaver’s employment agreement, if Mr. Weaver’s employment is terminated by Holley without cause (as defined in his employment agreement), subject to Mr. Weaver’s execution and non-revocation of a general release of claims in favor of Holley and its officers, directors, and agents, Mr. Weaver is entitled to (i) continued payment of his base salary as in effect on the date of such termination for six months following the date of such termination, and (ii) a pro-rated annual bonus for the year in which the termination of employment occurs based on Mr. Weaver’s and Holley’s actual performance, payable at the same time as the payment of annual bonuses to other senior executives of Holley. As described above under the CIC Agreements, if such termination occurs during the applicable change in control period and Mr. Weaver would otherwise be entitled to salary continuation under his employment agreement, the period of continued base salary payments is increased from six months to twelve months. Mr. Weaver is subject to certain restrictive covenants under his employment agreement, including a one-year post-termination non-compete and non-solicit of customers and suppliers of Holley and its subsidiaries, each with an option that Holley extend the restrictions for up to one additional year upon nine months’ written notice and the continued payment of base salary through the extension period, and a two-year post-termination non-solicit of the employees and consultants of Holley and its subsidiaries
Carly Kennedy. Pursuant to Ms. Kennedy’s employment agreement, if Ms. Kennedy’s employment is terminated by Holley without cause (as defined in her employment agreement), subject to Ms. Kennedy’s execution and non-revocation of a general release of claims in favor of Holley and its officers, directors, and agents, Ms. Kennedy is entitled to (i) continued payment of her base salary as in effect on the date of such termination for six months following the date of such termination, and (ii) a pro-rated annual bonus for the year in which the termination of employment occurs based on Ms. Kennedy’s and Holley’s actual performance, payable at the same time as the payment of annual bonuses to other senior executives of Holley. As described above under the CIC Agreements, if such termination occurs during the applicable change in control period and Ms. Kennedy would otherwise be entitled to salary continuation under her employment agreement, the period of continued base salary payments is increased from six months to twelve months. Ms. Kennedy is subject to certain restrictive covenants under her employment agreement, including a one-year post-termination non-compete and non-solicit of customers and suppliers of Holley and its subsidiaries, each with an option that Holley extend the restrictions for up to one additional year upon nine months’ written notice and the continued payment of base salary through the extension period, and a two-year post-termination non-solicit of the employees and consultants of Holley and its subsidiaries.
Change in Control
Awards under the 2021 Omnibus Incentive Plan. Unless provided otherwise in the applicable award agreement, the 2021 Plan provides for the acceleration of outstanding awards that are not assumed in a change in control (as defined in the 2021 Plan) upon certain termination events that occur following such change in control. Except for Mr. Stevenson’s inducement awards (as described below), in the event that an Executive Officer’s employment is terminated by us or a successor without cause or such Executive Officer resigns for good reason (each of “cause” and “good reason” as defined in the 2021 Plan) within the two (2) year period following such change of control, then any outstanding unvested RSU awards will immediately vest as of the date of such Officer’s termination of employment or resignation.
Matthew Stevenson. Pursuant to Mr. Stevenson’s employment agreement, if Mr. Stevenson’s employment is terminated by Holley or a successor without cause (as defined in the 2021 Plan), he resigns for good reason (as defined in his employment agreement) or his employment agreement is not renewed within three months prior to or 12 months after a change in control (as defined in his employment agreement), subject to Mr. Stevenson’s execution and non-revocation of a general release of claims in favor of Holley and its officers, directors, and agents, Mr. Stevenson is entitled to (i) continued payment of his base salary as in effect on the date of such termination for 24 months following the date of such termination, (ii) a monthly reimbursement for the costs of continued health benefits for himself and his covered dependents under COBRA for 12 months following the date of such termination or such earlier date on which COBRA coverage terminates, provided that Mr. Stevenson was eligible for continued coverage under COBRA, (iii) a lump sum payment in an amount equal to the target bonus he would have been entitled to receive for the year in which the termination of employment occurs and (iv) accelerated vesting of (A) all outstanding unvested RSUs and (B) a number of unvested PSUs, if any, based on the attainment of the applicable stock price metrics as of the date of the consummation of the change in control.
Compensation Committee Interlocks and Insider Participation
Our Compensation and Talent Committee consists of Mr. Clempson, who serves as the chair, along with Mr. Basham, Ms. Gloeckler and Ms. Jones. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers that will serve as a member of our board of directors or Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information about our Common Stock that may be issued under equity compensation plans as of December 31, 2025. As of December 31, 2025, the only equity compensation plan approved by security holders was the Holley Inc. 2021 Omnibus Incentive Plan. In 2025, Mr. Stevenson received equity awards outside of the 2021 Plan as employee inducement awards upon assuming the role of President and Chief Executive Officer of Holley, which did not require shareholder approval under the rules of the NYSE or otherwise.

	(A)	(B)	(C)
	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))(3)
Equity Compensation Plans Approved by Security Holders	5,299,038	$10.99	1,700,552
Equity Compensation Plans Not Approved by Security Holders	1,720,000	—	—
Total	7,019,038	$10.99	1,700,552

(1)
This column reflects RSUs, PSUs and stock options outstanding as of December 31, 2025, that were granted under the 2021 Plan, which was approved by security holders. Additionally, it reflects RSUs and PSUs outstanding as of December 31, 2025, that were granted as employee inducement awards, which did not require shareholder approval.

(2)
The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding stock options and does not reflect the shares that will be issued upon the vesting of outstanding RSUs and PSUs, which have no exercise price.

(3)
This column reflects the total shares of our Common Stock remaining available for issuance under the Holley Inc. 2021 Plan as of December 31, 2025. No additional shares are available for future issuance related to the employee inducement awards.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for the Company’s Related Person Transactions
Our Audit Committee charter provides that our Audit Committee must review policies and procedures for the review and approval of related person transactions, as defined in applicable SEC rules, review related person transactions, and oversee other related person transactions governed by applicable accounting standards.
Related Person Transaction Policy
We have adopted a written policy regarding the review and approval or disapproval by our Audit Committee of transactions between us or any of our subsidiaries and any related person (defined to include our executive officers, directors or director nominees, any stockholder beneficially owning in excess of 5% of our stock or securities exchangeable for our stock, and any immediate family member of any of the foregoing persons) in which one or more of such related persons has a direct or indirect interest. In approving or rejecting any such transaction, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including as applicable (1) the Company’s business rationale for entering into the transaction, (2) the alternatives to entering into the transaction, (3) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, (4) the extent of the related person’s interest in the transaction, and (5) the potential for the transaction to lead to an actual or apparent conflict of interest. Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or vote on approval or disapproval of the transaction.
Related Party Transactions
Holley
Holley Parent LLC Grants
The Holley Stockholder previously made grants of Incentive Units from time to time pursuant to the Holley Stockholder LLCA and the Equity Grant Agreements to certain of its employees and other service providers, including on July 13, 2021, to Mr. Tomlinson, which were fully vested as of December 31, 2023. The aggregate value of the Incentive Units granted to Mr. Tomlinson on July 13, 2021, was $4,027,910.53, which consisted of 688,476.90 C Units, 811,834.33 D-1 Units, 874,830.61 D-2 Units, and 702,007.45 D-3 Units. All of the Incentive Units are generally subject to the terms and conditions of the Holley Stockholder LLCA, with the Class D-1 Units, Class D-2 Units, and Class D-3 Units only participating in proceeds at such time that the Sentinel Investors achieve a return on their investment of 2.0 times, 2.5 times and 3 times, respectively.
Non-Disclosure Agreements
On August 10, 2021, the Company entered into (i) a Non-Disclosure Agreement with Sentinel Capital Partners, and Owen Basham and James Coady, each of whom were nominated to serve as a director of the Company by certain affiliates of Sentinel Capital Partners pursuant to the Stockholders’ Agreement and (ii) a Non-Disclosure Agreement with MidOcean US Advisor, LP, Matthew Rubel, who was nominated to serve as a director of the Company by certain affiliates of MidOcean US Advisor, LP pursuant to the Stockholders’ Agreement, and prior to his appointment as director, Graham Clempson, in his capacity as observer of the board of directors of the Company. The Non-Disclosure Agreements provide that (i) Messrs. Basham and Coady may share certain confidential information obtained in their capacity as directors of the Company with Sentinel Capital Partners and certain representatives of Sentinel Capital Partners, and (ii) Messrs. Rubel and Clempson may share certain confidential information obtained in their capacity as directors of the Company with MidOcean US Advisor, LP and certain representatives of MidOcean US Advisor, LP. Under the Non-Disclosure Agreements, Sentinel Capital Partners and MidOcean US Advisor, LP have each agreed to keep all confidential information shared pursuant to their respective Non-Disclosure Agreement strictly confidential and not disclose such information to any person other than certain representatives for certain specified permissible uses, subject to the terms and conditions of the applicable Non-Disclosure Agreement.

Empower
Founder Shares
Pursuant to the Sponsor Agreement, MidOcean agreed to (i) waive certain of its anti-dilution and conversion rights with respect to its Founder Shares and (ii) an earn-out in respect of 2,187,500 Earn-Out Shares vesting in two equal tranches. The first tranche of 1,093,750 Earn-Out Shares vested during 2022 when the closing price of Holley’s Common Stock exceeded $13.00 per share for a twenty (20) trading day period within a thirty trading day period. The second tranche of 1,093,750 of Earn-Out Shares will vest the earlier of (x) the closing price of the Common Stock equals or exceeds $15.00 per share for any twenty (20) trading days within any thirty trading day period or (y) the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their Common Stock at a price per share equal to or exceeding $15.00 per share. The Earn-Out Shares will be forfeited by MidOcean if the applicable conditions are not satisfied before July 16, 2028 (seven years after the Closing Date).
Private Warrants
Simultaneously with the closing of the initial public offering, Empower sold 4,666,667 Private Warrants to MidOcean at a price of $1.50 per Private Warrant, generating gross proceeds of $7,000,000. Each Private Warrant is exercisable for one share of Common Stock at a price of $11.50 per share. A portion of the net proceeds from the private placement was added to the proceeds from the initial public offering held in the trust account that became available following the Closing. The Private Warrants are non-redeemable and exercisable on a cashless basis so long as they are held by MidOcean or its permitted transferees.
MidOcean and Empower’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Warrants until August 15, 2021, the date that was 30 days after the Closing Date.
Registration Rights
MidOcean, the Company and the Holley Stockholder are parties to an A&R Registration Rights Agreement whereby the Company agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Common Stock and other equity securities of the Company that are held by MidOcean and the Holley Stockholder from time to time. Under the A&R Registration Rights Agreement, the Holley Stockholder and Sponsor are entitled within any twelve-month period to make four written shelf takedown requests that the Company register the resale of any or all of their Common Stock on Form S-3 (or Form S-1 if the Company is ineligible to use Form S-3), so long as such demand is for at least $30,000,000 in shares of Common Stock of all stockholders participating in such shelf takedown, or all registrable securities held by the requesting party. Subject to certain customary exceptions, if the Company proposes to file a registration statement under the Securities Act with respect to its securities, the Company will give notice to the relevant security holders party to the A&R Registration Rights Agreement as to the proposed filing and offer such security holders an opportunity to register the resale of such number of their Common Stock as requested by such stockholders, subject to customary cutbacks in an underwritten offering. Any other stockholders of the Company with piggyback registration rights may also participate in any such registrations, subject to customary cutbacks in an underwritten offering. The Company has filed a registration statement that registers all of the shares of Common Stock and Warrants held by the Holley Stockholder and MidOcean.
Stockholders’ Agreement
At the Closing, the Company and certain affiliates of Sentinel and MidOcean entered into the Stockholders’ Agreement, pursuant to which Sentinel and MidOcean have the right to designate nominees for election to the Company’s board of directors subject to certain beneficial ownership requirements.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information known to Holley regarding beneficial ownership of shares of Common Stock as of March 9, 2026, by:
•	each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock;
•	each of our named executive officers and directors; and
•	all current executive officers and directors as a group.
Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each securityholder identified in the table possesses sole voting and investment power over all securities shown as beneficially owned thereby. Shares of Common Stock subject to options and Warrants that are exercisable or will be exercisable within 60 days of March 9, 2026, are considered outstanding and beneficially owned by the person holding the option or Warrant for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
The beneficial ownership percentages set forth in the table below are based on 120,941,585 shares of Common Stock issued and outstanding as of March 9, 2026.

NAME AND ADDRESS OF BENEFICIAL OWNERS(1)	NUMBER OF SHARES	OWNERSHIP PERCENTAGE (%)
5% Stockholders:
Holley Parent Holdings, LLC(2)	24,654,834	20.4%
MidOcean(3)	15,961,999	13.2%
Allspring Global Investments Holdings, LLC(4)	10,209,265	8.4%
Boston Partners(5)	6,318,476	5.2%
Named Executive Officers, Directors, and Director Nominees:
Matthew Stevenson	2,901,835	2.4%
Matthew Rubel(6)	1,116,269	**
Jesse Weaver	659,459	**
Carly Kennedy	426,448	**
Michelle Gloeckler	290,048	**
Ginger M. Jones	148,630	**
Anita Sehgal	121,630	**
Graham Clempson	102,185	**
Owen M. Basham(7)	77,331	**
James D. Coady(7)	77,331	**
All directors and officers as a group (10 individuals)	5,921,166	4.9%

**	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the named executive officers and directors of Holley is c/o Holley Inc., 1A Burton Hills Blvd, Suite 240, Nashville, TN 37215.
(2)
Based on Schedule 13D/A filed with the SEC on September 19, 2025, by Holley Parent Holdings, LLC. Consists of shares of Common Stock that is held by the Holley Stockholder. The Holley Stockholder is governed by the Holley Stockholder LLCA among the Sentinel Investors and the other members party thereto. By virtue of (a) the ability of the Sentinel Investors under the Holley Stockholder LLCA to appoint and remove a majority of the members of the board of directors of the Holley Stockholder and (b) the ability of a majority of the board of directors of the Holley Stockholder to control investment and voting power over the shares of Common Stock held by the Holley Stockholder, the Sentinel Investors may be deemed to have beneficial ownership over the shares of Common Stock held of record by the Holley Stockholder. The Sentinel Investors are controlled by Sentinel Partners V, L.P. (“Sentinel Partners V”), their general partner, which is controlled by Sentinel Managing Company V, Inc. (“Sentinel Managing Company”), its general partner, which is controlled by David S. Lobel, its president and sole shareholder. Accordingly, each of Sentinel Partners V, Sentinel Managing Company and Mr. Lobel may be deemed to have beneficial ownership over the shares of Common Stock held by the Holley Stockholder. Each of the Sentinel Investors, Sentinel Partners V, Sentinel Managing Company and Mr. Lobel disclaims beneficial ownership of the shares of Common Stock held by the Holley Stockholder other than to the extent of their pecuniary interest therein. The address for each of the foregoing is c/o Sentinel Capital Partners, One Vanderbilt Avenue, 53rd Floor, New York, NY 10017.

(3)
Based on Schedule 13D/A filed with the SEC on August 8, 2022 by MidOcean. Amount includes 5,666,667 shares of Common Stock underlying 4,000,000 Private Placement Warrants and 1,666,667 Public Warrants. The managing member of MidOcean is MidOcean Associates V, L.P., a Delaware limited partnership (“Associates”). The general partner of MidOcean Partners V, L.P., a Delaware limited partnership (“Partners”) and MidOcean Partners Executive V, L.P., a Delaware limited partnership (“Executive”) is Associates. The general partner of Associates is Ultramar Capital, Ltd, a Cayman Islands company (“Ultramar”), which is controlled by James Edward Virtue (“Virtue”). Accordingly, (i) each of Partners, Associates, Ultramar, and Virtue may be deemed to have beneficial ownership of the securities held by Sponsor, and (ii) each of Associates, Ultramar, and Virtue may be deemed to have beneficial ownership of the securities held by Partners and Executive, and in each case, each of Sponsor, Partners, Executive, Associates, Ultramar and Virtue disclaims beneficial ownership of such securities except to the extent of their pecuniary interest therein. The business address of each of Sponsor, Executive, Partners, Associates, Ultramar and Virtue is 245 Park Avenue, 38th Floor, New York, NY 10167.
(4)
Based on the Schedule 13G filed with the SEC on October 7, 2024 by Allspring Global Investments Holdings, LLC. The Schedule 13G provides that the shares noted as beneficially owned by Allspring Global include: (i) 10,209, 065 shares beneficially owned by Allspring Global Investment Holdings, LLC, 9,023,148 of which such person has sole voting power and all of which such person has sole dispositive power, (ii) 10,204,036 shares beneficially owned by Allspring Global Investments, LLC, 2,702,969 of which such person has sole voting power and all of which such person has sole dispositive power and (iii) 6,325,408 shares beneficially owned by Allspring Funds Management, LLC, 6,320,179 of which such person has sole voting and 5,229 of which such person has sole dispositive power. The business address of Allspring Global Investment Holdings, LLC, 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC, 28203.

(5)
Based on Schedule 13G/A filed with the SEC on January 16, 2026 by Boston Partners Global Investors, Inc. The Schedule 13G provides that Boston Partners beneficially owns 6,318,476 shares of the Company’s common stock. The business address of Boston Partners Global Investors, Inc. is One Beacon Street, 30th Floor, Boston, Massachusetts 02108.

(6)
Does not include any shares indirectly owned by this individual as a result of the individual’s membership interest in MidOcean. This individual disclaims beneficial ownership of any shares except to the extent of their pecuniary interest therein.

(7)
Does not include any shares indirectly owned by this individual as a result of the individual’s securities interest in Holley Parent Holdings, LLC. Each of these individuals disclaims beneficial ownership of any shares except to the extent of their pecuniary interest therein.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of Holley’s stock to file reports with the SEC regarding their ownership and changes in ownership of our securities. Based upon our examination of the copies of Forms 3, 4, and 5, and amendments thereto filed electronically with the SEC and the written representations of our directors, executive officers and 10% stockholders, we believe that, during fiscal 2025, our directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
This proxy statement is being provided to you in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting to be held on Friday, May 1, 2026 at 8:00 a.m. Central Time, or at any adjournments or postponements thereof.
WHERE IS THE ANNUAL MEETING BEING HELD?
Our Annual Meeting will be a virtual meeting only and will be conducted via live audio webcast available at 7:45 a.m. beginning at 8:00 a.m. Central Time on Friday, May 1, 2026. There will be no physical meeting location. Although our Annual Meeting will be held online as a virtual meeting only, stockholders who held shares as of the record date for the meeting can still participate in the virtual meeting (see below for additional details). The Company has endeavored to provide stockholders with the same rights and opportunities for participation in the online Annual Meeting as an in-person meeting.
WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?
Stockholders will be asked to consider the following proposals at the Annual Meeting:
1.	To elect two directors;
2.	To ratify the appointment of Grant Thornton as the Company’s independent registered public accounting firm for 2026; and
3.	To vote, on an advisory basis, on compensation of named executive officers (Say-on-Pay);
4.	To vote, on an advisory basis, on the frequency of future Say-on-Pay votes; and
5.	To approve the Amended Plan, to increase the number of authorized shares of common stock reserved for delivery under the Plan.
We will also consider any other business that properly comes before the Annual Meeting.
HOW CAN I PARTICIPATE IN AND VOTE AT THE ANNUAL MEETING ONLINE?
Stockholders of record as of the close of business on March 9, 2026, the record date, are entitled to participate in and vote at the Annual Meeting. To participate in the Annual Meeting, including to vote, ask questions, and view the list of registered stockholders as of the record date during the meeting, stockholders of record should go to the Annual Meeting website at www.virtualshareholdermeeting.com/HLLY2026, enter the 16-digit control number found on your proxy card or Notice and follow the instructions on the website.
If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the http://www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting.
The Annual Meeting will begin promptly at 8:00 a.m. Central Time on Friday, May 1, 2026. Online check-in will begin at approximately 7:45 a.m. Central Time, and we encourage you to provide sufficient time before the Annual Meeting begins to check-in. Technicians will be available to assist you with any difficulties you may have accessing the Annual Meeting.
Stockholders may submit questions before the Annual Meeting at www.proxyvote.com and during the Annual Meeting at the meeting website. We plan to answer as many questions as possible during the time permitted. More information regarding the question and answer process, including the number and types of questions permitted, and how questions will be recognized, answered, and disclosed, will be available in the meeting rules of conduct, which will be posted on the Annual Meeting website.
HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?
Our Board unanimously recommends that stockholders vote “FOR” each nominee for director, “FOR” the ratification of the selection of Grant Thornton as our independent registered public accounting firm, “FOR” the approval of the Say-on-Pay Proposal, “ONE YEAR” with respect to the frequency of Say-on-Pay Proposal, and “FOR” the approval of the Amended Plan.
WHO MAY VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS?
Stockholders who owned shares of the Company’s common stock, par value $.0001 per share, as of the close of business on March 9, 2026 are entitled to vote at the Annual Meeting. As of the record date, there were 120,941,585 shares of our common stock issued and outstanding.
HOW MANY VOTES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
In order for us to conduct the Annual Meeting, a quorum, consisting of a majority of the voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting, must be present or represented by proxy.
HOW MANY VOTES DO I HAVE?
Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME?
Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”
WHAT IS THE PROXY CARD?
The proxy card enables you to appoint Carly Kennedy and Jesse Weaver as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing Carly Kennedy and Jesse Weaver to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.
IF I AM A STOCKHOLDER OF RECORD OF THE COMPANY’S SHARES, HOW DO I VOTE?
Before the Annual Meeting, you may vote:
•	By mail, by completing, signing, and dating your proxy card (if you have received a paper copy of a proxy card by mail).
•	Online at www.proxyvote.com.
•	By telephone, at 1-800-690-6903.
During the Annual Meeting, you may vote online at www.virtualshareholdermeeting.com/HLLY2026.
IF I AM A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME, HOW DO I VOTE?
Beneficial owners should check their voting instruction form for how to vote in advance of and how to participate in the Annual Meeting.
WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm, bank, broker-dealer, or other similar organization. Brokerage firms, banks, broker-dealers, and other similar organizations generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm, bank, broker-dealer, or other similar organization for the ratification of our independent registered public accounting firm.
Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of directors is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.
WHAT VOTE IS REQUIRED TO ELECT DIRECTORS?
Directors are elected by a plurality of the votes cast at the Annual Meeting. As a result, the nominees who receive the highest number of shares voted “for” his or her election are elected.
A “withhold” vote against a director will have no direct effect on his or her election. Broker non-votes will have no effect on this proposal.
WHAT VOTE IS REQUIRED TO RATIFY THE SELECTION BY OUR AUDIT COMMITTEE OF GRANT THORNTON AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2026?
Approval of the proposal to ratify the selection of Grant Thornton as our independent registered public accounting firm requires the affirmative vote of at least a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote thereon.
Abstentions are not considered votes cast and will have no effect on this proposal. Because this is considered a “routine” matter, we do not expect there to be any broker non-votes.
WHAT VOTE IS REQUIRED TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS?
The vote to approve the compensation of our NEOs is an advisory vote only and, therefore, the result of that vote will not be binding on the Board. The Board, however, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our NEOs.

Approval of this Say-on-Pay proposal requires the affirmative vote of at least a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote thereon.
Abstentions and broker non-votes are not considered votes cast and will have no effect on this proposal.
WHAT VOTE IS REQUIRED TO APPROVE THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES?
The vote to approve the frequency of holding of future stockholder advisory votes on the compensation of our NEOs is an advisory vote only and, therefore, the result of that vote will not be binding on the Board. The Board values the opinions expressed by stockholders with respect to the vote on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of stockholder advisory votes on the compensation for our named executive officers.
The frequency option that receives the highest number of votes cast is the option that will be deemed approved, on a non-binding basis, by the stockholders, on the non-binding advisory vote on the frequency of holding of future stockholder advisory votes on the compensation of our NEOs.
Abstentions and Broker non-votes are not considered votes cast and will have no effect on this proposal.
WHAT VOTE IS REQUIRED TO APPROVE THE AMENDED PLAN?
Approval of the Amended Plan requires the affirmative vote of at least a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote thereon. Abstentions and broker non-votes are not considered votes cast and will have no effect on this proposal.
CAN I CHANGE MY VOTE AFTER I HAVE VOTED?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may revoke your proxy or change your vote by voting at a later date by Internet or telephone or, if you received a paper copy of a proxy card by mail, by signing and returning a new proxy card with a later date or by attending the Annual Meeting online and voting. Your attendance at the Annual Meeting online will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Chief Financial Officer at 1A Burton Hills Blvd, Suite 240, Nashville, TN 37215 a written notice of revocation prior to the Annual Meeting.
Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.
WHAT HAPPENS IF I DO NOT INDICATE HOW TO VOTE MY PROXY?
If you vote by proxy card and sign your proxy card without providing further instructions, your shares will be voted “FOR” each of the director nominees, “FOR” the ratification of Grant Thornton to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026, “FOR” the approval of the Say-on-Pay Proposal, "ONE YEAR" with respect to the frequency of Say-on-Pay Proposal, and "FOR" the approval of the Amended Plan.
IS MY VOTE KEPT CONFIDENTIAL?
Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
WHERE DO I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of elections and published in the Company’s Current Report on Form 8-K, which the Company will file with the SEC within four business days following the Annual Meeting.
WHO BEARS THE COST OF SOLICITING PROXIES?
The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.
OTHER MATTERS
Other Business
We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof. If other matters do properly come before the Annual Meeting, or at any such adjournment or postponement of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies, will be voted by the proxy holders in accordance with the recommendations of our Board.
Submission of Stockholder Proposals for the 2027 Annual Meeting
Rule 14a-8 Proposals. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2027 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 1A Burton Hills Blvd, Suite 240, Nashville, TN 37215 no later than November 19, 2026.
Advance Notice Proposals and Nominations. In addition, our Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting (but not for inclusion in the proxy statement). Notice of a nomination or proposal must be delivered to the Company at 1A Burton Hills Blvd, Suite 240, Nashville, TN 37215 no later than the 90th day, nor earlier than the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2027 annual meeting of stockholders, notice of a nomination or proposal must be delivered to us no later than January 31, 2027 and no earlier than January 1, 2027. Nominations and proposals also must satisfy the other requirements set forth in the Bylaws.
In addition to satisfying the deadlines in the advance notice provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 to the Company no later than March 2, 2027.
Householding Information
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside. This process, known as “householding,” reduces the volume of duplicate information received at any one household, helps to reduce our expenses, and benefits the environment. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together, both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions: If the shares are registered in the name of the stockholder, the stockholder should contact our offices by sending a written request to 1A Burton Hills Blvd, Suite 240, Nashville, TN 37215 or calling 270-782-2900, to inform us of his or her request; or if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.
Where You Can Find More Information
We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov.
We will provide without charge to you, upon written or oral request, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements and schedules. Any requests for copies of information, reports or other filings with the SEC should be directed to Investor Relations, Holley Inc., 1A Burton Hills Blvd, Suite 240, Nashville, TN 37215.

Exhibit A
HOLLEY INC.
2021 OMNIBUS INCENTIVE PLAN
(As Amended By The First Amendment)
1.	Purpose.
The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock-based and cash-based incentives to Eligible Persons to encourage such Eligible Persons to expend maximum effort in the creation of stockholder value.
2.	Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
a.	“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.
b.	“Award” means any Option, award of Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, or other Stock-based award granted under the Plan.
c.	“Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement, or an agreement governing the grant of any other Stock-based Award granted under the Plan.
d.	“Board” means the Board of Directors of the Company.
e.
“Cause” means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) the Participant’s plea of nobo contendere to, conviction of or indictment for, any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his or her employment or service, that has resulted, or could reasonably be expected to result, in injury to the business or reputation of the Company or its Affiliates, (3) any material violation of the policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (4) the Participant’s act(s) of negligence or willful misconduct in the course of his or her employment or service with the Service Recipient; (5) misappropriation by the Participant of any assets or business opportunities of the Company or its Affiliates; (6) embezzlement or fraud committed by the Participant, at the Participant’s direction, or with the Participant’s prior actual knowledge; or (7) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties. If, subsequent to the Termination of a Participant for any reason other than by the Service Recipient for Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay or return to the Company all amounts and benefits received by him or her in respect of any Award following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. In the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

f.	“Change in Control” means:
i.
a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the U.S. Securities and Exchange Commission or similar non-U.S. regulatory agency or pursuant to a Non-Control Transaction) whereby any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities eligible to vote in the election of the Board (the “Company Voting Securities”);

ii.
the date, within any consecutive twenty-four (24)-month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose election or nomination for election by the Company’s stockholders or appointment was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such

Exhibit A
individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including, but not limited to, a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or
iii.
the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company’s stockholders (whether for such transaction, the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization (i) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such Reorganization (the “Surviving Company”) or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the Surviving Company (the “Parent Company”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to such Reorganization, (ii) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (iii) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of such Reorganization are members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in clauses (i), (ii), and (iii) above shall be a “Non-Control Transaction”); or

iv.
the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company’s Affiliates.

Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then be deemed to occur, and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.
a.	“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.
b.
“Committee” means the Board, the Compensation Committee of the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.

c.	“Company” means Holley Inc., a Delaware corporation, and its successors by operation of law.
d.	“Corporate Event” has the meaning set forth in Section 10(b) hereof.
e.	“Data” has the meaning set forth in Section 20(f) hereof.
f.
“Disability” means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement.

g.
“Disqualifying Disposition” means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (1) two years after the date on which the Participant was granted the Incentive Stock Option or (2) one year after the date upon which the Participant acquired the Stock.

h.	“Effective Date” means April 7, 2021, which is the date on which the Plan was approved by the Board.
i.
“Eligible Person” means (1) each employee and officer of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates; (3) each other natural Person who provides substantial services to the Company or any of its Affiliates as a consultant or advisor (or a wholly owned alter ego entity of the natural Person providing such services of which such Person is an employee, stockholder or partner) and who is designated as

Exhibit A
eligible by the Committee, and (4) each natural Person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates; provided further, however, that (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term “Affiliate” as used in this Section 2(o) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations or other entities in the unbroken chain other than the last corporation or other entity owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations or other entities in the chain, and (ii) with respect to any Award that is intended to be an Incentive Stock Option, the term “Affiliate” as used in this Section 2(o) shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code. An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.
j.	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.
k.
“Expiration Date” means, with respect to an Option or Stock Appreciation Right, the date on which the term of such Option or Stock Appreciation Right expires, as determined under Sections 5(b) or 8(b) hereof, as applicable.

l.
“Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchange(s), the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination or, if the closing price is not reported on such date of determination, the closing price reported on the most recent date prior to the date of determination. If the Stock is not listed on a national securities exchange, “Fair Market Value” shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.

m.	“GAAP” means the U.S. Generally Accepted Accounting Principles, as in effect from time to time.
n.
“Good Reason” means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Good Reason, the occurrence of any of the following events without the Participant’s consent: (i) a material diminution of Base Salary (other than a reduction that generally affects all similarly situated employees of the Company and its subsidiaries), or (ii) a material change of more than 60 miles in the geographic location at which Participant is principally employed; provided, however, that any such event shall constitute Good Reason only if (x) Participant provides the Service Recipient with written notice describing in reasonable detail the conditions or action for which Participant believes Participant may resign for Good Reason within thirty (30) days of the initial occurrence of such condition or action, (y) the Service Recipient fails to cure the condition or action giving rise to Participant’s assertion of “Good Reason” within thirty (30) days after receipt from Participant of written notice of the event which constitutes Good Reason; and (z) Participant actually terminates Participant’s employment for such uncured Good Reason event within ninety (90) days following the expiration of such thirty (30) day period referred to in clause (y) above. In the event that there is an Award Agreement or Participant Agreement defining Good Reason, “Good Reason” shall have the meaning provided in such agreement, and a Termination by the Participant for Good Reason hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

o.	“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
p.	“Nonqualified Stock Option” means an Option not intended to be an Incentive Stock Option.
q.	“Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.
r.	“Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option Award.
s.	“Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.
t.
“Participant Agreement” means an employment or other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.

u.	“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.
v.	“Plan” means this Holley Inc. 2021 Omnibus Incentive Plan, as amended from time to time.
w.
“Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “independent director” as defined under, as applicable, the NASDAQ Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules.

Exhibit A
x.	“Qualifying Committee” has the meaning set forth in Section 3(b) hereof.
y.	“Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.
z.	“Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock Award.
aa.
“Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.

bb.	“RSU Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock Units.
cc.	“SAR Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Stock Appreciation Rights.
dd.	“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.
ee.
“Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

ff.	“Stock” means common stock, par value $0.0001 per share, of the Company, and such other securities as may be substituted for such stock pursuant to Section 10 hereof.
gg.
“Stock Appreciation Right” means a conditional right, granted to a Participant under Section 8 hereof, to receive an amount equal to the value of the appreciation in the Stock over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 10(b) hereof, Stock Appreciation Rights shall be settled in Stock.

hh.	“Substitute Award” has the meaning set forth in Section 4(a) hereof.
ii.
“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that the Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute the Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting “nonqualified deferred compensation” subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.

3.	Administration.
a.
Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number and type of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, and (7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all Persons, including, without limitation, the Company, its stockholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. Notwithstanding anything in the Plan to the contrary, the Committee shall have the ability to accelerate the vesting of any outstanding Award at any time and for any reason, including upon a Corporate Event, subject to Section 10(d), or in the event of a Participant’s Termination by the Service Recipient other than for Cause, or due to the Participant’s death, Disability or retirement (as such term may be defined in an applicable Award

Exhibit A
Agreement or Participant Agreement, or, if no such definition exists, in accordance with the Company’s then-current employment policies and guidelines). For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.
b.
Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, must be taken by the remaining members of the Committee or a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to a Qualifying Committee, and the taking of any action by such a Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.

c.
Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Any actions taken by an officer or employee delegated authority pursuant to this Section 3(c) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act must be expressly approved by the Committee or Qualifying Committee in accordance with Section 3(b) above.

d.
Sections 409A and 457A. The Committee shall take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an Award under the Plan, to the extent applicable. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code, in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).

4.	Shares Available Under the Plan; Other Limitations.
a.
Number of Shares Available for Delivery. Subject to adjustment as provided in Section 10 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall equal 13,850,000. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase. Notwithstanding the foregoing, (i) except as may be required by reason of Section 422 of the Code, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) and IM-5635-1, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such Award, a “Substitute Award”); and (ii) shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

b.
Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem awards or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Other than with respect to a Substitute Award, to the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares of Stock will again be available for grant. Shares of Stock withheld or surrendered in payment of the exercise price or taxes relating to an Award shall not be deemed to constitute shares delivered to the Participant and shall be deemed to again be available for delivery under the Plan.

c.
Incentive Stock Options. No more than 13,850,000 shares of Stock (subject to adjustment as provided in Section 10 hereof) reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.

d.
Shares Available Under Acquired Plans. To the extent permitted by NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio of formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Stock reserved and available for delivery in connection with Awards under the Plan; provided that Awards using such available shares shall not be

Exhibit A
made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.
e.
Minimum Vesting. No Award may vest earlier than the first (1st) anniversary of the date of grant; provided, however, that the foregoing minimum vesting period shall not apply (i) to a Substitute Award that does not reduce the vesting period of the award being replaced or assumed, or (ii) to Awards involving an aggregate number of shares of Stock not in excess of five percent (5%) of the aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof).

f.
Limitation on Awards to Non-Employee Directors. Notwithstanding anything herein to the contrary, the maximum value of any Awards granted to a non-employee director of the Company in any one calendar year, taken together with any cash fees paid to such non-employee director during such calendar year in respect of the non-employee director’s services as a member of the Board during such year, shall not exceed $750,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that the Committee may make exceptions to this limit, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

5.	Options.
a.
General. Certain Options granted under the Plan may be intended to be Incentive Stock Options; however, no Incentive Stock Options may be granted hereunder following the tenth (10th) anniversary of the earlier of (i) the date the Plan, as amended by the First Amendment, is adopted by the Board and (ii) the date the stockholders of the Company approve the Plan as amended by the First Amendment. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to Section 2(o) hereof) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Options.

b.
Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after, and each Option shall expire, ten (10) years from the date it was granted.

c.
Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant, subject to Section 5(g) hereof in the case of any Incentive Stock Option. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per share of Stock for such Option may be less than the Fair Market Value on the date of grant; provided, that such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.

d.
Payment for Stock. Payment for shares of Stock acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee, which may include any of the following payment methods: (1) in immediately available funds in U.S. dollars, or by certified or bank cashier’s check, (2) by delivery of shares of Stock having a value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (4) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Notwithstanding anything herein to the contrary, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

e.
Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires, is canceled or otherwise terminates.

Exhibit A
f.	Termination of Employment or Service. Except as provided by the Committee in an Option Agreement, Participant Agreement or otherwise:
i.
In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Options outstanding shall cease, (B) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.

ii.
In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Options outstanding shall cease, (ii) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination.

iii.
In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Options outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

g.	Special Provisions Applicable to Incentive Stock Options.
i.
No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.

ii.
To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

iii.
Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

6.	Restricted Stock.
a.
General. Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b) hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

b.
Vesting and Restrictions on Transfer. Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement.

c.
Termination of Employment or Service. Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock has vested, (1) all vesting with respect to such Participant’s Restricted Stock outstanding shall cease, and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a

Exhibit A
purchase price equal to the lesser of (A) the original purchase price paid for the Restricted Stock (as adjusted for any subsequent changes in the outstanding Stock or in the capital structure of the Company) less any dividends or other distributions or bonus received (or to be received) by the Participant (or any transferee) in respect of such Restricted Stock prior to the date of repurchase and (B) the Fair Market Value of the Stock on the date of such repurchase; provided that, if the original purchase price paid for the Restricted Stock is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.
7.	Restricted Stock Units.
a.
General. Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.

b.
Vesting. Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock Unit at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment.

c.
Settlement. Restricted Stock Units shall be settled in Stock, cash, or property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement. Unless otherwise set forth in a Participant’s RSU Agreement, a Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Restricted Stock Units prior to settlement.

d.
Termination of Employment or Service. Except as provided by the Committee in an RSU Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock Units have been settled, (1) all vesting with respect to such Participant’s Restricted Stock Units outstanding shall cease, (2) all of such Participant’s unvested Restricted Stock Units outstanding shall be forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

8.	Stock Appreciation Rights.
a.
General. Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Stock Appreciation Rights.

b.
Term. The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after, and each Stock Appreciation Right shall expire, ten (10) years from the date it was granted.

c.
Base Price. The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant. Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the base price per share of Stock for such Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that such base price is determined in a manner consistent with the provisions of Section 409A of the Code.

d.
Vesting. Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Stock Appreciation Right at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled or otherwise terminates.

e.
Payment upon Exercise. Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference

Exhibit A
between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.
f.	Termination of Employment or Service. Except as provided by the Committee in a SAR Agreement, Participant Agreement or otherwise:
i.
In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (B) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.

ii.
In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (ii) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Stock Appreciation Rights shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Stock Appreciation Rights were vested at the time of such Termination.

iii.
In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Stock Appreciation Rights outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

9.	Other Stock-Based Awards.
a.
The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

10.	Adjustment for Recapitalization, Merger, etc.
a.
Capitalization Adjustments. The aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4(a) hereof, the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan. In lieu of or in addition to any adjustment pursuant to this Section 10, if deemed appropriate, the Committee may provide that an adjustment take the form of a cash payment to the holder of an outstanding Award with respect to all or part of an outstanding Award, which payment shall be subject to such terms and conditions (including timing of payment(s), vesting and forfeiture conditions) as the Committee may determine in its sole discretion. The Committee will make such adjustments, substitutions or payment, and its determination will be final, binding and conclusive. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

b.
Corporate Events. Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement, Participant Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the

Exhibit A
Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may provide for any one or more of the following:
i.
The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in Section 10(a) hereof, and to the extent that such Awards vest subject to the achievement of performance criteria, such performance criteria shall be deemed earned (i) based on actual performance through the date of the Corporate Event (or, in the sole discretion of the Committee, at a level greater than actual performance), or (ii) at the target level (or if no target is specified, the maximum level) or, in the sole discretion of the Committee, at a level greater than target, in the event actual performance cannot be measured through the date of the Corporate Event; and will be converted into solely service based vesting awards that will vest during the performance period, if any, during which the original performance criteria would have been measured or, during such shorter period as may be determined by the Committee in its sole discretion;

ii.
The acceleration of vesting of any or all Awards not assumed or substituted in connection with such Corporate Event, subject to the consummation of such Corporate Event; provided that unless otherwise set forth in an Award Agreement, any Awards that vest subject to the achievement of performance criteria will be deemed earned (i) based on actual performance through the date of the Corporate Event (or, in the sole discretion of the Committee, at a level greater than actual performance), or (ii) in the event actual performance cannot be measured through the date of the Corporate Event at the target level (or if no target is specified, the maximum level) or, in the sole discretion of the Committee, at a level greater than target; provided further that a Participant has not experienced a Termination prior to such Corporate Event;

iii.
The cancellation of any or all Awards not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;

iv.
The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event; provided that all Options, Stock Appreciation Rights and other Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and

v.
The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this Section 10(b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

Exhibit A
a.
Fractional Shares. Any adjustment provided under this Section 10 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.

b.
Double-Trigger Vesting. Notwithstanding any other provisions of the Plan, an Award Agreement or Participant Agreement to the contrary, with respect to any Award that is assumed or substituted in connection with a Change in Control, the vesting, payment, purchase or distribution of such Award may not be accelerated by reason of the Change in Control for any Participant unless the Participant experiences an involuntary Termination as a result of the Change in Control. Unless otherwise provided for in an Award Agreement or Participant Agreement, all Awards held by a Participant who experiences an involuntary Termination as a result of a Change in Control shall immediately vest as of the date of such Termination. For purposes of this Section 10(d), a Participant will be deemed to experience an involuntary Termination as a result of a Change in Control if the Participant experiences a Termination by the Service Recipient other than for Cause, resigns for Good Reason, or otherwise experiences a Termination under circumstances which entitle the Participant to mandatory severance payment(s) pursuant to applicable law or, in the case of a non-employee director of the Company, if the non-employee director’s service on the Board terminates in connection with or as a result of a Change in Control, in each case, at any time beginning on the date of the Change in Control up to and including the second (2nd) anniversary of the Change in Control.

11.	Use of Proceeds.
 a. The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.
12.	Rights and Privileges as a Stockholder.
 a. Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that Person.
13.	Transferability of Awards.
 a. Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.
14.	Employment or Service Rights.
 a. No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.
15.	Compliance with Laws.
 a. The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the U.S. Securities and Exchange Commission pursuant to the Securities Act (or with a similar non-U.S. regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.
16.	Withholding Obligations.
 a. As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable. Depending on the withholding method, the Company may withhold by considering the applicable minimum statutorily required withholding rates or other applicable withholding rates in the applicable Participant’s jurisdiction, including maximum applicable rates that may be utilized without creating adverse accounting treatment under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto) and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity.

Exhibit A
17.	Amendment of the Plan or Awards.
a.	Amendment of Plan. The Board or the Committee may amend the Plan at any time and from time to time.
b.	Amendment of Awards. The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.
c.
Stockholder Approval; No Material Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 10 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

d.
No Repricing of Awards Without Stockholder Approval. Notwithstanding Sections 17(a) or 17(b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 10(a) hereof), (2) any other action that is treated as a repricing under GAAP, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 10(b) hereof.

18.	Termination or Suspension of the Plan.
 a. The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the stockholders of the Company approve the Plan as amended by the First Amendment. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.
19.	Effective Date of the Plan.
 a. The Plan was initially effective as of April 7, 2021, which is the date the Plan was initially approved by the Board, and the Plan was initially approved by shareholders on July 14, 2021. The Plan, as amended by the First Amendment, which increases the shares of Stock reserved under the Plan, is contingent on shareholder approval by the Company’s shareholders at the 2026 annual meeting.
20.	Miscellaneous.
a.
Treatment of Dividends and Dividend Equivalents on Unvested Awards. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld. No dividends or dividend equivalents shall be paid on Options or Stock Appreciation Rights.

b.
Certificates. Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

c.
Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

d.
Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price,

Exhibit A
vesting schedule or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.
e.
Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.

f.
Non-Exempt Employees. If an Option is granted to an employee of the Company or any of its Affiliates in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (1) if such employee dies or suffers a Disability, (2) upon a Corporate Event in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant’s retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement, or, if no such definition exists, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options held by such employee may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from such employee’s regular rate of pay, the provisions of this Section 20(f) will apply to all Awards.

g.
Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 20(g) by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

h.
Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non–U.S. tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this Section 20(h) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene

Exhibit A
any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non–U.S. nationals or are primarily employed or providing services outside the United States.
i.
Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any of its Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

j.
No Liability of Committee Members. Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

k.
Payments Following Accidents or Illness. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

l.	Governing Law. The Plan shall be governed by and construed in accordance with the laws of State of Delaware without reference to the principles of conflicts of laws thereof.
m.
Electronic Delivery. Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.

n.
Arbitration. All disputes and claims of any nature that a Participant (or such Participant’s transferee or estate) may have against the Company arising out of or in any way related to the Plan or any Award Agreement shall be submitted to and resolved exclusively by binding arbitration conducted in Delaware (or such other location as the parties thereto may agree) in accordance with the applicable rules of the American Arbitration Association then in effect, and the arbitration shall be heard and determined by a panel of three arbitrators in accordance with such rules (except that in the event of any inconsistency between such rules and this Section 20(n), the provisions of this Section 20(n) shall control). The arbitration panel may not modify the arbitration rules specified above without the prior written approval of all parties to the arbitration. Within ten business days after the receipt of a written demand, each party shall designate one arbitrator, each of whom shall have experience involving complex business or legal matters, but shall not have any prior, existing or potential material business relationship with any party to the arbitration. The two arbitrators so designated shall select a third arbitrator, who shall preside over the arbitration, shall be similarly qualified as the two arbitrators and shall have no prior, existing or potential material business relationship with any party to the arbitration; provided that if the two arbitrators are unable to agree upon the selection of such third arbitrator, such third arbitrator shall be designated in accordance with the arbitration rules referred to above. The arbitrators will decide the dispute by majority decision, and the decision shall be rendered in writing and shall bear the signatures of the arbitrators and the party or parties who shall be charged therewith, or the allocation of the expenses among the parties in the discretion of the panel. The arbitration decision shall be rendered as soon as possible, but in any event not later than 120 days after the constitution of the arbitration panel. The arbitration decision shall be final and binding upon all parties to the arbitration. The parties hereto agree that judgment upon any award rendered by the arbitration panel may be entered in the United States District Court for the District of Delaware or any court sitting in Delaware. To the maximum extent permitted by law, the parties hereby irrevocably waive any right of appeal from any judgment rendered upon any such arbitration award in any such court. Notwithstanding the foregoing, any party may seek injunctive relief in any such court.

Exhibit A
o.
Statute of Limitations. A Participant or any other person filing a claim for benefits under the Plan must file the claim within one (1) year of the date the Participant or other person knew or should have known of the facts giving rise to the claim. This one-year statute of limitations will apply in any forum where a Participant or any other person may file a claim and, unless the Company waives the time limits set forth above in its sole discretion, any claim not brought within the time periods specified shall be waived and forever barred.

p.
Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

q.
Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

r.
Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

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VIEW MATERIALS & VOTE

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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V91401-P45246

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HOLLEY INC.

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) James Coady
02) Ginger Jones

The Board of Directors recommends you vote FOR the following Proposals 2 and 3:

The Board of Directors recommends an advisory vote on compensation of named executive officers be held every 1 YEAR for the following Proposal 4:

	1 Year	2 Years	3 Years	Abstain
4. Advisory vote on the frequency of future Say-on-Pay votes.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following Proposal 5:

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V91402-P45246

HOLLEY INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
May 1, 2026 8:00 a.m., Central Time

The undersigned hereby appoints Carly Kennedy and Jesse Weaver, or either of them, as proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Holley Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., Central Time, on May 1, 2026, at www.virtualshareholdermeeting.com/HLLY2026, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THIS PROXY IS PROPERLY EXECUTED BUT NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3, 5 AND “1 YEAR” FOR PROPOSAL 4.

Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side